Exhibit 10.1

INVESTMENT AGREEMENT

INVESTMENT AGREEMENT, dated as November 27, 2018 (this “Agreement”), between Envestnet, Inc., a Delaware corporation (the “Company”), and BlackRock, Inc., a Delaware corporation (the “Investor”).

WHEREAS, the Company proposes to issue and sell to the Investor shares of common stock, par value $0.005 per share (the “Common Stock”) of the Company, and a warrant (the “Warrant”) to acquire shares of Common Stock, on the terms and subject to the conditions set forth herein; and

WHEREAS, the Investor desires to purchase the shares of Common Stock and the Warrant on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

ARTICLE I

PURCHASE AND SALE OF SHARES AND WARRANT

1.1                               Purchase and Sale of Shares and Warrant.

(a)                                 On the terms and subject to the conditions set forth herein, the Investor agrees to purchase from the Company, and the Company agrees to issue and sell to the Investor: (i) 2,355,816 shares of Common Stock (the “Shares”); and (ii) the Warrant, substantially in the form of Exhibit A hereto, to acquire up to a number of shares of Common Stock (the “Warrant Shares” and, together with the Shares and the Warrant, the “Securities”) equal to the product of (A) the number Shares purchased by the Investor; and (B) 0.20 (rounded to the nearest full share of Common Stock).  Notwithstanding the foregoing, in the event the number of Shares to be purchased by the Investor pursuant to clause (i) above would cause the Investor’s Beneficial Ownership (as defined below) of the Company to exceed 4.9% (without giving effect to the Warrant Shares (as defined below)) as of the Closing Date (as defined below), the number of Shares shall be reduced to the number that would equal 4.9% (without giving effect to the Warrant Shares) and the aggregate Purchase Price shall be reduced accordingly.

(b)                                 The “Purchase Price” for the Shares will equal $52.13 per Share.

1.2                               Closing.  Subject to the satisfaction or waiver of the conditions set forth in Section 1.4 of this Agreement, the closing of the purchase of the Shares and the Warrant (the “Closing”) shall occur as promptly as practicable but in no event later than the third business day after the satisfaction or waiver (by the party entitled to grant such waiver) of the conditions set forth in Section 1.4 of this Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to fulfillment of those conditions), at the offices of Mayer

Brown LLP located at 71 South Wacker Drive, Chicago, Illinois 60601 or such other location as agreed by the parties. The date on which the Closing occurs is referred to as the “Closing Date.”

1.3                               Closing Deliveries.  Subject to the satisfaction or waiver of the conditions to the Closing in Section 1.4, at the Closing,

(a)                                 the Company will deliver or cause to be delivered to the Investor:

(i)                                     certificates or appropriate evidence of a book entry transfer representing the Shares duly registered in the name of the Investor, (ii) the executed Warrant;

(ii)                                  the executed Registration Rights Agreement, in the form of Exhibit B hereto;

(iii)                               a legal opinion of Mayer Brown LLP, counsel for the Company, in the form reasonably acceptable to the Investor, including opinions on the due authorization, issuance and validity of the Shares, Warrant and Warrant Shares, no conflicts, no consents, no registration and enforceability;

(iv)                              the executed Officer’s Certificate (as defined below); and

(v)                                 all other documents, instruments and writings reasonably required to be delivered by the Company to the Investor pursuant to this Agreement or otherwise reasonably required in connection herewith; and

(b)                                 the Investor will deliver or cause to be delivered:

(i)                                     to a bank account designated by the Company in writing not less than three (3) business days prior to the Closing, the aggregate Purchase Price for the Shares by wire transfer of immediately available funds;

(ii)                                  the executed Registration Rights Agreement;

(iii)                               the executed Investor’s Certificate (as defined below); and

(iv)                              all other documents, instruments and writings reasonably required to be delivered by the Investor to the Company pursuant to this Agreement or otherwise reasonably required in connection herewith.

1.4                               Conditions to Closing.  (a)  The respective obligations of each of the Investor and the Company to consummate the Closing are subject to the fulfillment or written waiver by the Investor and the Company prior to the Closing of the following conditions:

(i)                                     the expiration or termination (“HSR Approval”) of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”);

(ii)                                  no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the Closing or shall prohibit or restrict the Investor from owning or voting any Securities (as defined below) and no lawsuit has been commenced by a governmental or regulatory federal, state, local or foreign authority, agency, court, commission or other entity, including a stock exchange and other self-regulatory organization (each, a “Governmental Entity” and collectively, “Governmental Entities”) seeking to effect any of the foregoing; and

(iii)                               the Shares and the Warrant Shares shall have been authorized for listing on the NYSE or such other market on which the Common Stock is then listed or quoted, subject to official notice of issuance.

(b)                                 The obligation of the Investor to consummate the Closing is also subject to the fulfillment or written waiver by the Investor prior to the Closing of the following conditions:

(i)                                     the representations and warranties of the Company set forth in this Agreement shall have been true and correct on the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date), except where the failure to be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein), individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect (as defined below);

(ii)                                  the Company shall have performed in all material respects all covenants, agreements and obligations required to be performed by it under this Agreement on or prior to the Closing Date;

(iii)                               from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the U.S. Securities and Exchange Commission (the “Commission”) or the NYSE and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the NYSE, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on the U.S. financial markets which, in each case, in the reasonable judgment of the Investor, makes it impracticable or inadvisable to purchase the Securities at the Closing; and

(iv)                              the Company shall have delivered to the Investor a certificate, dated the Closing Date, certifying as to the satisfaction of the conditions specified in Section 1.4(b)(i)-(ii) (the “Officer’s Certificate”).

(c)                                  The obligation of the Company to consummate the Closing is also subject to the fulfillment or written waiver by the Company prior to the Closing of the following conditions:

(i)                                     the representations and warranties of the Investor set forth in this Agreement shall have been true and correct on the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date), except where the failure to be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein), individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect;

(ii)                                  the Investor shall have performed in all material respects all covenants, agreements and obligations required to be performed by it under this Agreement on or prior to the Closing Date; and

(iii)                               the Investor shall have delivered to the Company a certificate, dated the Closing Date, certifying as to the satisfaction of the conditions specified in Section 1.4(c)(i)-(ii) (the “Investor’s Certificate”).

1.5                               BlackRock Designees.  Prior to the Closing, BlackRock, Inc. may designate by written notice to the Company an affiliate of BlackRock, Inc. (the “BlackRock Entities”) to act as the Investor for purposes of the Closing. To the extent a BlackRock Entity is designated as the Investor for purposes of the Closing, all references to the “Investor” shall include such BlackRock Entity. Any such designation shall not relieve BlackRock, Inc. of its obligations hereunder.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1                               Disclosure.

(a)                                 “Material Adverse Effect” means, with respect to the Company, (1) any material adverse change in the condition, financial or otherwise, or in the earnings, business, or operations of the Company and its Subsidiaries, taken as a whole, or (2) any circumstance, event, change, development or effect that would or would reasonably be expected to materially adversely affect the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.  “Material Adverse Effect” means, with respect to the Investor, any circumstance, event, change, development or effect that would or would reasonably be expected to materially adversely affect the power or ability of the Investor to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

(b)                                 “Previously Disclosed” means information publicly disclosed by the Company in the Commission Reports (as defined below) filed by it with, or furnished to, the Commission and publicly available prior to the date hereof, excluding any disclosures set forth in risk factors or any

“forward looking statements” within the meaning of the Securities Act of 1933 (the “Securities Act”) or the Securities Exchange Act of 1934, as amended, (the “Exchange Act”).

2.2                               Representation and Warranties of the Company.  Except as Previously Disclosed, the Company represents and warrants to the Investor as follows:

(a)                                 The Company (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation or organization, with corporate power and corporate authority to own its properties and conduct its business as currently conducted; and (ii) has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except in the case of clause (ii), where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(b)                                 The Company has all requisite corporate power to enter into, consummate the transactions contemplated by, and carry out its obligations under this Agreement, the Registration Rights Agreement and the Warrant.  The execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement and the Warrant and the consummation by the Company of the transactions contemplated by this Agreement, the Registration Rights Agreement and the Warrant have been duly authorized by all requisite corporate action on the part of the Company.  This Agreement has been, and the Registration Rights Agreement and the Warrant upon execution and delivery thereof will be, duly executed and delivered by the Company.  Assuming due authorization, execution and delivery by the other parties hereto, this Agreement constitutes, and the Registration Rights Agreement and the Warrant upon execution and delivery thereof will constitute, the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms, subject in each case to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws now or hereafter in effect relating to or affecting creditors’ rights and remedies generally and subject, as to enforceability, to the effect of general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

(c)                                  The Company has furnished to the Investor resolutions of its Board of Directors and pursuant to such resolutions, the Board of Directors has unanimously approved the terms and conditions of the transactions contemplated by this Agreement, including the terms and conditions of this Agreement, the Warrant and the Registration Rights Agreement.

(d)                                 Immediately upon the Closing, the Shares will be, and the Warrant Shares, to be issued pursuant to Section 1.1(a) will be, when so issued, duly authorized, validly issued, fully paid and nonassessable and will be free and clear of all Encumbrances other than restrictions on transfer imposed by applicable securities law and set forth herein.

(e)                                  Neither the execution and delivery by the Company of this Agreement or the Registration Rights Agreement, nor the consummation of the transactions contemplated hereby (including the issuance of the Shares) or thereby, nor compliance by the Company with any of the provisions hereof or thereof will (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or event which, with the giving of notice or lapse of time or both, would constitute a default) under, or give to any person any rights of termination, acceleration or cancellation of or result in the creation of any Encumbrance on any of the assets or properties of the Company under, any indenture, mortgage, deed of trust, loan agreement, lease, contract, agreement, obligation, condition, covenant or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, except for any such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (B) violate or conflict with the organizational documents of the Company or any Subsidiary; and (C) violate or conflict with any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties, except for any such violations or conflicts that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has furnished to the Investor a complete and correct copy of its Certificate of Incorporation and Bylaws, each as amended or modified as of the date hereof, of the Company. Such Certificate of Incorporation and Bylaws are in full force and effect.

(f)                                   Other than the HSR Approval and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or “blue sky” laws, no notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, nor expiration nor termination of any statutory waiting periods, is necessary for the execution, delivery and performance by the Company of this Agreement or the Registration Rights Agreement or the consummation by the Company of the transactions contemplated by this Agreement and the Registration Rights Agreement.

(g)                                  As of the date of this Agreement, and without giving effect to the transactions contemplated by this Agreement, the Company’s authorized capital stock consists of 500,000,000 shares of Common Stock and 50,000,000 preferred shares, par value $0.005 per preferred share (“Preferred Stock”), of which 45,722,068 shares of Common Stock and no shares of Preferred Stock were issued and outstanding as of November 1, 2018. Since November 1, 2018, the Company has not issued or agreed to issue any Common Stock or Preferred Stock, except pursuant to the exercise of options. As of the date of this Agreement and the Closing Date, other than of Common Stock reserved for delivery under the Company’s 2004 Stock Incentive Plan, the Company’s 2010 Long-Term Incentive Plan, the Envestnet, Inc. Management Incentive Plan for Envestnet | Tamarac Management Employees (MIP), the Envestnet, Inc. 2015 Acquisition Equity Award Plan and the Convertible Notes Indentures, the Company has no shares of Common Stock reserved for issuance. There are no other shares of capital stock or other equity securities (including securities convertible, exercisable or exchangeable for capital stock) of the Company that are outstanding.  All issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable and the holders of shares of Common Stock are not entitled to preemptive rights.

(h)                                 Other than as Previously Disclosed, no bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into or exchangeable for securities having the right to vote) on any matters on which shareholders of the Company may vote (“Company Voting Debt”) are issued or outstanding.

(i)                                     Each Subsidiary of the Company (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation or organization, with corporate power and corporate authority to own its properties and conduct its business as currently conducted; and (ii) has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except in the case of clause (ii), where the failure to be so qualified or in good standing would not have a Material Adverse Effect. The outstanding share capital or registered capital, as the case may be, of each Subsidiary of the Company is duly authorized, validly issued, fully paid and non-assessable, and all of the outstanding share capital or registered capital, as the case may be, of each such Subsidiary is owned, directly or indirectly, by the Company free and clear of any Encumbrances and any other material restrictions (including any restrictions on the right to vote, sell or otherwise dispose of such capital stock or other equity interests, but excluding restrictions under the Securities Act or other law relating to securities).

(j)                                    Other than this Agreement, the Warrant and the Registration Rights Agreement, there are no shareholder agreements, voting trusts or other contracts to which the Company is a party or by which it is bound relating to the voting of any shares of capital stock of the Company.

(k)                                 Based in part on the Investor’s representations in Section 2.3, the offer and sale of the Securities is exempt from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder.  Without limiting the foregoing, neither the Company nor, to the knowledge of the Company, any other Person authorized by the Company to act on its behalf, has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Shares or the Warrants and neither the Company nor, to the knowledge of the Company, any other Person authorized by the Company to act on its behalf, has made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering or issuance of the Shares or the Warrants under this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act that would result in Regulation D or any other applicable exemption from registration under the Securities Act not being available, nor will the Company take any action or steps that would cause the offering or issuance of the Shares or the Warrants under this Agreement to be integrated with other offerings. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.  The Company has offered the Securities for sale only to the Investor.

(l)                                     The Company is eligible to register the resale of the Securities by the Investor on Form S-3 under the Securities Act.

(m)                             The consolidated financial statements of the Company included or incorporated by reference in the Commission Reports, as of the date filed with the Commission (and, in the case of registration statements, prospectuses and proxy statements, on the dates of effectiveness and the dates of mailing, respectively, and, in the case of any Commission Report amended or superseded by a filing prior to the date hereof, then on the date of such amending or superseding filing), complied in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, were prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis during the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission), and fairly presented, in all material respects (subject, in the case of the unaudited statements, to normal, recurring adjustments), the consolidated financial position of the Company and its consolidated Subsidiaries as of the date of such financial statements and the consolidated results of their operations and cash flows for each of the periods then ended.

(n)                                 Since January 1, 2017, the Company timely has filed all reports, proxy statements and other information (the “Commission Reports”) required to be filed by it pursuant to Section 13(a) of the Exchange Act.  The Commission Reports (as of the date filed with the Commission and, in the case of registration statements, prospectuses and proxy statements, on the dates of effectiveness and the dates of mailing, respectively, and, in the case of any Commission Reports amended or superseded by a filing prior to the date hereof, then on the date of such amending or superseding filing) (i) complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the applicable rules and regulations promulgated by the Commission thereunder; and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(o)                                 The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and the Commission’s rules and guidelines applicable thereto; and except as Previously Disclosed, the Company’s internal control over financial reporting is effective, and the Company is not aware of any material weaknesses in its internal control over financial reporting. Since the date of the latest audited financial statements included in the Commission Reports, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting.

(p)                                 The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(q)                                 The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and all rules and regulations promulgated thereunder currently in effect and with which the Company is required to comply.

(r)                                    Since December 31, 2017, there has not been a Material Adverse Effect.

(s)                                   Other than as Previously Disclosed, there are no legal or governmental proceedings pending, or to the knowledge of the Company, threatened to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject which (A) if determined adversely to the Company or any of its Subsidiaries or any officer or director, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; or (B) would be required by the Securities Act to be described in a registration statement on Form S-1 to be filed with the Commission if the offer and sale of the Securities contemplated hereunder were made pursuant to such registration statement that have not been Previously Disclosed.

(t)                                    The Company is not and, after giving effect to the transactions contemplated by this Agreement, will not be required to register as an “investment company” under the Investment Company Act of 1940.

(u)                                 Neither the Company nor any of its Subsidiaries or Affiliates, nor any director, officer, or employee, nor, to the Company’s knowledge, any agent or representative of the Company or of any of its Subsidiaries or Affiliates, has taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company and its Subsidiaries and Affiliates have conducted their businesses in compliance with applicable anti-corruption laws, including, without limitation, the U.S. Foreign Corrupt Practices Act of 1977, and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

(v)                                 The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of jurisdictions where the Company and the Subsidiaries conduct business, the applicable rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(w)                               Neither the Company nor any of its Subsidiaries, nor any director, officer, or employee thereof, nor, to the Company’s knowledge, any agent, Affiliate or representative of the Company or any of its Subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is (A) the subject of any sanctions administered or enforced by the U.S.

Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”); or (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, the Crimea region of the Ukraine, Cuba, Iran, North Korea and Syria); the Company will not, directly or indirectly, use the proceeds from the transactions contemplated by this Agreement, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person (x) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or (y) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the transactions herein contemplated); and the Company and its Subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(x)                                 All United States federal tax returns and state tax returns required to be filed by the Company and its Subsidiaries in all jurisdictions in which the Company or its Subsidiaries are incorporated or formed or are qualified to do business have been timely and duly filed, or the Company and its Subsidiaries have requested and received extensions thereof, other than those filings being contested in good faith, and except where the failure to file would not have a Material Adverse Effect. Other than as Previously Disclosed, there are no tax returns of the Company and its Subsidiaries that are currently being audited by state, local or federal taxing authorities or agencies (and with respect to which the Company or its subsidiaries has received notice). All material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due to such entities (and with respect to which the Company or its Subsidiaries have received notice), have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest;

(y)                                 The Company and its Subsidiaries own or possess, or can acquire on commercially reasonable terms, adequate rights to use all material patents, patent rights, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and other intellectual property rights, moral rights and other rights (collectively, “Intellectual Property Rights”) used or employed by them in connection with, or necessary for the conduct of, the business now operated by them.  There are no rights of third parties to any of the Intellectual Property Rights owned by the Company or its Subsidiaries (other than Intellectual Property Rights licensed or granted by the Company in the ordinary course of its business); (B) there is no infringement, misappropriation, breach, default or other violation (1) by the Company or its subsidiaries of any of the Intellectual Property Rights of third parties or (2) to the Company’ knowledge, by third parties of any of the Intellectual Property Rights of the Company or its Subsidiaries; and (C) there is no pending, or to the Company’s knowledge, threatened action, suit, proceeding or claim by others (1) challenging the Company’s or any subsidiary’s rights in or to, or the validity, enforceability or scope of, any of their Intellectual Property Rights, or (2) that the Company or any Subsidiary infringes, misappropriates or otherwise violates or conflicts with any Intellectual Property Rights of others, except in each case covered by clauses (A), (B) and (C) such as would not, if determined adversely to the Company or any of its Subsidiaries, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(z)                                  There has been no security breach or other compromise of or relating to any of the Company’s or its Subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) that would reasonably be expected to have a Material Adverse Effect.  The Company and its Subsidiaries are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(aa)                          Neither the Company nor any of its Subsidiaries nor any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Company or any Subsidiary in connection with this Agreement or the transactions contemplated hereby.

(bb)                          The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to the knowledge of the Company is reasonably likely to, have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received as of the date of this Agreement any notification that the Commission is contemplating terminating such registration.

(cc)                            Except for the representations and warranties made by the Company in this Section 2.2, neither the Company nor any of its Affiliates or representatives makes any other representation or warranty of any kind or nature whatsoever, oral or written, express or implied, with respect to itself, its Affiliates, their respective businesses, this Agreement or the transactions contemplated by the Agreement.

2.3                               Representations and Warranties of the Investor.  Except as Previously Disclosed, the Investor hereby represents and warrants to the Company as follows:

(a)                                 The Investor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and corporate authority to enter into, consummate the transactions contemplated by, and carry out its obligations under this Agreement and the Registration Rights Agreement.

(b)                                 The execution and delivery by the Investor of this Agreement and the Registration Rights Agreement and the consummation by the Investor of the transactions contemplated by this Agreement and the Registration Rights Agreement have been duly authorized by all requisite corporate action on the part of the Company.  This Agreement has been, and Registration Rights Agreement upon execution and delivery thereof will be, duly executed and delivered by the

Investor.  Assuming due authorization, execution and delivery by the other parties hereto and thereto, this Agreement constitutes, and the Registration Rights Agreement upon execution and delivery thereof will constitute, the legal, valid and binding obligation of the Investor, enforceable against it in accordance with their terms, subject in each case to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws now or hereafter in effect relating to or affecting creditors’ rights and remedies generally and subject, as to enforceability, to the effect of general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

(c)                                  The execution and delivery of this Agreement by the Investor, the performance by the Investor of its obligations under this Agreement, and the consummation of the transactions herein contemplated (A) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Investor or any of its Subsidiaries is a party or by which the Investor or any of its Subsidiaries is bound or to which any of the property or assets of the Investor or any of its Subsidiaries is subject, except for any such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (B) will not violate any of the provisions of the Certificate of Incorporation or Bylaws of the Investor; and (C) will not violate any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Investor or any of its Subsidiaries or any of their properties, except for any such violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d)                                 Other than the HSR Approval and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or “blue sky” laws, no material notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity, nor expiration nor termination of any statutory waiting periods, is necessary for the consummation by the Investor of the transactions contemplated by this Agreement.

(e)                                  The Investor acknowledges that the Securities have not been registered under the Securities Act or under any state securities laws.  The Investor (1) acknowledges that it is acquiring the Securities pursuant to an exemption from registration under the Securities Act solely for investment with no present intention to distribute any of the Securities to any person in violation of applicable securities laws, (2) will not sell or otherwise dispose of any of the Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws, (3) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Securities and of making an informed investment decision, (4) is an “accredited investor” (as that term is defined by Rule 501 of the Securities Act), (5) is a “qualified institutional buyer” (as that term is defined in Rule 144A of the Securities Act), and (6) (A) has been furnished with or has had full access to all the information that it considers necessary or appropriate to make an informed investment decision with respect to the Securities; (B) has had an opportunity to discuss with management of the Company the intended business and financial affairs of the Company and to obtain information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to it or to which it had access; and (C) can bear the economic risk of (x) an investment in the Securities indefinitely and (y) a total loss in respect of such investment.  The Investor has such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of and form an investment decision with respect to, its investment in the Securities and to protect its own interest in connection with such investment.

(f)                                   The Investor at the Closing will have available funds necessary to consummate the Closing on the terms and conditions contemplated by this Agreement.

(g)                                  Neither the Investor nor any Subsidiary nor any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Investor or any Subsidiary in connection with this Agreement or the transactions contemplated hereby.

(h)                                 Except for the representations and warranties made by the Investor in this Section 2.3, neither the Investor nor any of its Affiliates or representatives makes any other representation or warranty of any kind or nature whatsoever, oral or written, express or implied, with respect to itself, its Affiliates, their respective businesses, this Agreement or the transactions contemplated by the Agreement.

ARTICLE III

COVENANTS

3.1                               Filings; Other Actions.  Each of the Investor and the Company will cooperate and consult with the other and use its reasonable best efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to obtain all necessary permits, consents, orders, approvals and authorizations of, or any exemption by, all third parties and Governmental Entities, and expiration or termination of any applicable waiting periods, necessary or advisable to consummate the transactions contemplated by this Agreement, to perform covenants contemplated by this Agreement.  Each party shall execute and deliver both before and after the Closing, as the case may be, such further certificates, agreements and other documents and take such other actions as the other party may reasonably request to consummate or implement such transactions or to evidence such events or matters.  In furtherance of the foregoing, each of the parties agrees to make, as promptly as reasonably practicable following the date of this Agreement and in any event within five (5) business days of the date hereof, the appropriate filings and notifications required by the HSR Act and to supply as promptly as practicable any additional information and documentary material that may be reasonably requested under such requirements.  Notwithstanding anything to the contrary in this Agreement, neither the Investor nor its Affiliates shall be obligated to make, or offer to make any divestiture of, or otherwise limit the Investor’s or its Affiliates’ freedom of action with respect to, the Investor’s or its Affiliates’ other assets or businesses presently owned or hereafter acquired.  Each of the Investor and the Company will have the right to review in advance, and to the extent practicable each will consult with the other, in each case subject to applicable laws relating to the exchange of information, with respect to all the information relating to the other party, and any of their respective Subsidiaries, which appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto agrees to act reasonably and as promptly as practicable. Each party hereto agrees to keep the other party apprised of the status of matters relating to completion of the transactions contemplated hereby.  The Investor and the Company shall promptly furnish each other with copies of written communications received by them or their Subsidiaries from, or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated by this Agreement, other than in respect of information filed or otherwise submitted confidentially to any such Governmental Entity.

3.2                               Use of Proceeds.  The Company agrees that it shall use the proceeds from the sale of the Securities for such purposes as determined from time to time by its Board of Directors; provided that the Company shall not use the proceeds from the sale of the Securities for recapitalization transactions, dividend payments, repurchases of its Equity Securities or repayments of Company or Subsidiary indebtedness (provided that the Company may use proceeds to reduce amounts outstanding under its revolving credit facility other than in connection with a permanent reduction of borrowing capacity thereunder), in each case occurring within one (1) year of the Closing.

3.3                               Additional Information.  Each party agrees, upon request, to furnish the other party with all information concerning itself, its Subsidiaries, directors, officers and shareholders and such other matters as may be reasonably necessary in connection with any statement, filing, notice or application made by or on behalf of such other party or any of its Subsidiaries to any Governmental Entity in connection with the transactions contemplated by this Agreement.

ARTICLE IV

ADDITIONAL AGREEMENTS

4.1                               Transfer Restrictions.

(a)                                 The Investor agrees that it will not Transfer any Shares or Warrant Shares prior to the first anniversary of the Closing Date.

(b)                                 Notwithstanding paragraph (a) above, the Investor shall be permitted to Transfer any portion or all of its Shares or Warrant Shares at any time under the following circumstances:

(i)                                     Transfers to any Affiliate under common control with Investor’s ultimate parent entity, but only if the transferee agrees in writing for the benefit of the Company to be bound by the terms of this Agreement (any such transferee shall be included in the term “Investor”); and

(ii)                                  Transfers pursuant to a merger, tender offer or exchange offer or other business combination, acquisition of assets or similar transaction or change of control involving the Company or any of its Subsidiaries; provided that such transaction has been approved by the Investor’s Board of Directors.

(c)                                  Notwithstanding paragraph (a) above, the Investor shall be permitted to Transfer any Shares or Warrant Shares Beneficially Owned by the Investor in excess of 4.9%.

(d)                                 The restrictions on Transfers in Section 4.1(a) will terminate should any of the following events occur:

(i)                                     receipt of the written consent of the Company releasing the Investor from the restrictions in Section 4.1(a);

(ii)                                  the Company executes definitive documentation for a transaction that will result in or has resulted in any person having acquired, or announced its intention to acquire, “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of more than 50% of the Company’s Common Stock (a “Change of Control”) or (B) the Board of Directors approves, recommends or accepts or there is shareholder approval of a transaction that in any case upon consummation will result in a Change of Control, or a Change of Control has been consummated; or

(iii)                               upon any regulatory matter that would be reasonably likely, in the good faith opinion of the Investor, to cause the Investor or any of its Affiliates to suffer (A) any regulatory disqualification; (B) suspension of registration or license; or (C) other adverse regulatory consequence.

(e)                                  In the event that the Investor Transfers any Shares or Warrant Shares in contravention of Section 4.1, such Transfer shall be null and void, and the Company agrees it will not take any action to effect such a Transfer nor will it treat any alleged transferee as the holder of such Securities.

4.2                               Right of First Refusal.

(a)                                 Subject to the restrictions set forth in Section 4.1 of this Agreement, in the event the Investor proposes to Transfer any Shares of Warrant Shares other than as contemplated in Section 4.1(c), the Investor shall furnish to the Company a written notice of such proposed Transfer (a “ROFR Sale Notice”) at least five (5) business days prior to the business day that the Investor proposes to effect such Transfer.

(b)                                 The ROFR Sale Notice shall include:

(i) (A) the identity of the proposed transferee; (B) the purchase agreement and other documentation for the proposed Transfer (the “ROFR Sale Documentation”); (C) the number of Shares proposed to be sold (the “ROFR Shares”); (D) the per share purchase price in cash at which the Investor is prepared to Transfer such ROFR Shares (the “ROFR Sale Price”); (E) the Investor’s bank account information for receipt of the ROFR Sale Price; and (F) the date the Investor proposes to effect such Transfer; and

(ii) an offer to sell to the Company and/or a designee of the Company all of the ROFR Shares at the ROFR Sale Price.

(c)                                  If the Company wishes to purchase (and/or cause a designee to purchase) all of the ROFR Shares at the ROFR Sale Price, the Company shall deliver a notice (a “ROFR Purchase Notice”) to the Investor within five (5) business days after receipt of the ROFR Sale Notice. The closing of the purchase of such ROFR Shares by the Company and/or any such designee shall take place no later than the later of (i) the purchase date set forth in the ROFR Sale Documentation; and (ii) five (5) business days after delivery of the ROFR Purchase Notice, with payment for such ROFR Shares being made concurrently with such purchase to the Investor’s account designated in the ROFR Sale Notice. If the Company does not timely deliver a ROFR Purchase Notice it shall be deemed to have waived all of its rights with respect to the offer contained in the ROFR Sale Notice.

(d)                                 In the event that Company does not timely delivery a ROFR Purchase Notice, the Investor may sell the ROFR Shares to the proposed transferee identified in the ROFR Sale Notice at the ROFR Sale Price and on the other terms and conditions set forth in the ROFR Sale Documentation no later than thirty (30) business days following the date the Investor proposed to effect such Transfer in the ROFR Sale Notice (the “ROFR Transfer Period”).

(e)                                  If by the expiration of the ROFR Transfer Period, the Investor has not completed the Transfer of the ROFR Shares, in order for the Investor to Transfer such ROFR Shares (or any other Securities) it shall be necessary for a new ROFR Sale Notice to be delivered, and the terms and provisions of Section 4.2 to be again complied with.

(f)                                   In the event that the Investor Transfers any Shares or Warrant Shares in contravention of Section 4.1, such Transfer shall be null and void, and the Company agrees it will not take any action to effect such a Transfer nor will it treat any alleged transferee as the holder of such Shares or Warrant Shares.

4.3                               Legend.  (a)  The Investor agrees that all certificates or other instruments representing the Securities subject to this Agreement will bear a legend substantially to the following effect:

“(i)  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

(ii)  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN AN INVESTMENT AGREEMENT, DATED AS OF NOVEMBER 27, 2018, COPIES OF WHICH ARE ON FILE WITH THE ISSUER.”

(b)                                 Subject to Section 2.2(b) of the Registration Rights Agreement, upon request of the Investor, upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is no longer required under the Securities Act or applicable state laws, as the case may be, the Company shall promptly cause clause (i) of the legend to be removed from any certificate for any Securities to be so transferred and clause (ii) of the legend shall be removed upon the expiration of such transfer and other restrictions set forth in this Agreement. The Investor acknowledges that the Securities have not been registered under the Securities Act or under any state securities laws and agrees that it will not sell or otherwise dispose of any of the Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws.

4.4                               Exchange Listing. The Company shall promptly use its reasonable best efforts to cause the Securities to be issued pursuant to this Agreement and the Warrant to be approved for listing on the NYSE, subject to official notice of issuance, as promptly as practicable, and in any event before the Closing or date of issuance.

4.5                               Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.

4.6                               Transfer Taxes. The Company shall pay any and all documentary, stamp and similar issue or transfer tax due on the issue of the Securities.

4.7                               Expenses. Each of the parties will bear and pay all of the costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under this Agreement, provided that the Company will pay all HSR Act filing fees incurred to comply with this Agreement.

4.8                               Further Purchase Restrictions. The Investor agrees not to acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire any voting securities of the Company or any Subsidiary thereof, or of any successor to or person in control of the Company, or any assets of the Company or any Subsidiary or division thereof or of any such successor or controlling person prior to the first anniversary of the Closing Date; provided that this Section 4.8 shall not apply to any securities, rights, assets or equivalents that are held or shall be held by BlackRock, Inc., the Investor or their respective Affiliates in trust, managed, brokerage, custodial, nominee or other customer accounts; in trading, inventory, lending or similar accounts of BlackRock, Inc., the Investor or their respective Affiliates which are broker-dealers or otherwise engaged in the securities business; or in pooled investment vehicles sponsored, managed and/or advised or subadvised by BlackRock, Inc., the Investor or their respective Affiliates; provided further that this Section 4.8 shall not apply to the Warrant Shares.

ARTICLE V

TERMINATION

5.1                               Termination. This Agreement shall be terminated (i) if the Closing shall not have occurred prior to the date three months from the date of this Agreement, by either the Company or the Investor; (ii) by mutual agreement of the Company and the Investor; (iii) if any Governmental Entity shall have issued a nonappealable final judgment, injunction, order or decree that shall prohibit the Closing; (iv) by the Company upon a breach of or failure to perform in any material respect (which breach or failure cannot be or has not been cured within 30 days after giving of notice to the Investor of such breach or failure) any covenant on the part of the Investor set forth in this Agreement, such that the closing conditions set forth in this Agreement would not be satisfied if such breach or failure existed or were continuing on the Closing, as the case may be; or (v) by the Investor upon a breach of or failure to perform in any material respect (which breach or failure cannot be or has not been cured within 30 days after giving of notice to the Company of such breach or failure) any covenant on the part of the Company set forth in this Agreement, such that the closing conditions set forth in this Agreement would not be satisfied if such breach or failure existed or were continuing on the Closing, as the case may be.

5.2                               Effects of Termination. In the event of any termination of this Agreement as provided in Section 5.1, this Agreement (other than Article VI and Article VII, which shall remain in full force and effect) shall forthwith become wholly void and of no further force and effect; provided that, nothing herein shall relieve any party from liability for willful breach of this Agreement.

ARTICLE VI

INDEMNIFICATION

6.1                               Indemnification by the Company. In consideration of the Investor’s execution and delivery of this Agreement and acquisition of the Securities, in addition to all of the Company’s other obligations under this Agreement, the Company agrees, from and after the Closing, to defend, protect, indemnify and hold harmless the Investor from and against any and all losses of the Investor as a result of, or arising out of, or relating to any misrepresentation or breach by the Company of any Fundamental Representations.

6.2                               Limitations on Indemnification.

(a)                                 Section 6.1 shall not apply to any intentional fraud, willful misconduct or gross negligence by the Investor or any of its respective Affiliates in connection with the transactions contemplated hereby or this Agreement, the Warrant or the Registration Rights Agreement.

(b)                                 In no event shall the Company be liable for any special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Company has been advised of the likelihood of such loss or damage and regardless of the form of action.

ARTICLE VII

MISCELLANEOUS

7.1                               Survival. Each of the representations and warranties set forth in this Agreement shall survive the Closing but only for a period of one year following the Closing Date and thereafter shall expire and have no further force and effect; provided that the representations and warranties in Sections 2.2(a), 2.2(b), 2.3(a) and 2.3(b) shall survive for the duration of any statutes of limitations applicable thereto.  Except as otherwise provided herein, all covenants and agreements contained herein shall survive for the duration of any statutes of limitations applicable thereto or until, by their respective terms, they are no longer operative.

7.2                               Amendment. No amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party.

7.3                               Waivers. The conditions to each party’s obligation to consummate the Closing are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law. No waiver of any party to this Agreement will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.

7.4                               Counterparts; Electronic Transmission. For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile or other means of electronic transmission and such facsimiles or other means of electronic transmission will be deemed as sufficient as if actual signature pages had been delivered.

7.5                               Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts located in the State of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby.

7.6                               WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

7.7                               Notices.   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by email with receipt confirmed, by facsimile with receipt confirmed or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following respective addresses (or at such other address for a party hereto as shall be specified in a notice given in accordance with this Section 7.7):

(a)                If to the Investor:

c/o BlackRock, Inc.

55 East 52nd Street

New York NY 10055

Facsimile:                                         (212) 810-8127

Attention:                                         Tom Wojcik

Email:                                                            tom.wojcik@blackrock.com

with a copy to (which copy alone shall not constitute notice):

c/o BlackRock, Inc.

Legal & Compliance

40 East 52nd Street

New York, New York 10022

Facsimile:                                         (212) 810-3744

Attention:                                         General Counsel; c/o David Maryles

Email:                                                            GroupCorpLegalM&A@blackrock.com

(b)                If to the Company:

Envestnet, Inc.

35 East Wacker Drive, Suite 2400

Chicago, Illinois 60601

Attn:  Chief Legal Officer, General Counsel and Corporate Secretary

Facsimile: (312) 621-7091

Email: shelly.obrien@envestnet.com

with a copy to (which copy alone shall not constitute notice):

Mayer Brown LLP

71 South Wacker Drive

Chicago, Illinois  60606

Attention:                                             Edward S. Best, Esq.

Facsimile:                                             (312) 706-8106

Email:                                                                ebest@mayerbrown.com

7.8                               Entire Agreement, Etc. This Agreement, the Warrant, the Registration Rights Agreement and the confidentiality letter, dated as of October 7, 2013, between Envestnet Asset Management, Inc. and the Investor, constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof.

7.9                               Assignment. This Agreement is not assignable by operation of law or otherwise (any attempted assignment in contravention hereof being null and void); provided that each BlackRock Entity that purchases Shares hereunder will be entitled to the benefits and obligations of this Agreement as it relates to such Shares upon such BlackRock Entity’s written assumption of the corresponding obligations hereunder.  This Agreement will be binding upon and will inure to the benefit of the successors and permitted assignees of the parties hereto.

7.10                        Other Definitions. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time.

When used herein:

(a)                                 “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person.  For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities by contract or otherwise;

(b)                                 “Beneficially Own” with respect to any securities means having “beneficial ownership” of such securities as determined solely by the Investor pursuant to Rule 13d-3 under the Exchange Act, provided, that securities Beneficially Owned by the Investor shall not include, for any purpose under this Agreement, the Registration Rights Agreement or the Warrant, any securities held by such person and its Affiliates in trust, managed, brokerage, custodial, nominee or other customer accounts; in trading, inventory, lending or similar accounts of such Person and Affiliates of such Person which are broker-dealers or otherwise engaged in the securities business; or in pooled investment vehicles sponsored, managed and/or advised or subadvised by such person and its Affiliates.

(c)                                  “Board of Directors” means the board of directors of the Company;

(d)                                 “business day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close;

(e)                                  “Convertible Notes Indentures” means collectively, (i) the indenture, dated as of December 15, 2014, by and among the Company and U.S. Bank National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of December 15, 2014 and (ii)   the indenture, dated as of May 25, 2018, by and among the Company, Envestnet Asset Management, Inc. and U.S. Bank National Association, as trustee.

(f)                                   “Contract” means any contract, agreement, instrument, undertaking, indenture, commitment, loan, license, settlement, consent, note or other legally binding obligation (whether or not in writing);

(g)                                  “Derivative Instruments” means any and all derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of any Equity Securities of the Company increases, including a long convertible security, a long call option and a short put option position, in each case, regardless of whether (i) such derivative security conveys any voting rights in any Equity Security, (ii) such derivative security is required to be, or is capable of being, settled through delivery of any Equity Security or (iii) other transactions that hedge the value of such derivative security;

(h)                                 “Encumbrance” means any mortgage, commitment, transfer restriction, deed of trust, pledge, option, power of sale, retention of title, right of pre-emption, right of first refusal, executorial attachment, hypothecation, security interest, encumbrance, claim, lien or charge of any kind, or an agreement, arrangement or obligation to create any of the foregoing;

(i)                                     “Equity Securities” means any and all (i) shares, interests, participations or other equivalents (however designated) of capital stock or other voting securities of a corporation, any and all equivalent or analogous ownership (or profit) or voting interests in a Person (other than a corporation), (ii) securities convertible into or exchangeable for shares, interests, participations or other equivalents (however designated) of capital stock or voting securities of a corporation, and securities convertible into or exchangeable for any equivalent or analogous ownership (or profit) or voting interests in a Person (other than a corporation), and (iii) any and all warrants, rights or options to purchase any of the foregoing, whether voting or nonvoting, and, in each case, whether or not such shares, interests, participations, equivalents, securities, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination;

(j)                                    “Fundamental Representations” means the representations and warranties of the Company contained in Sections 2.2(a)-2.2(d).

(k)                                 “person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act;

(l)                                     “Subsidiary” means those corporations, banks, savings banks, associations and other persons of which such person owns or controls more than 50% of the outstanding equity securities either directly or through an unbroken chain of entities as to each of which more than 50% of the outstanding equity securities is owned directly or indirectly by its parent; provided that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity; and

(m)                             “Transfer” means any direct or indirect sale, lease, assignment, Encumbrance, disposition or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any Contract, option or other arrangement or understanding with respect to any sale, lease, assignment, Encumbrance, disposition or other transfer (by operation of law or otherwise), of any Equity Security or (ii) to enter into any Derivative Instrument, swap or any other Contract, agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Equity Security, whether any such Derivative Instrument, swap, Contract, agreement, transaction or series of transactions is to be settled by delivery of securities, in cash or otherwise.

7.11                        Captions. The article, section, paragraph and clause captions herein are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

7.12                        Severability. If any provision of this Agreement or the application thereof to any person (including, the officers and directors of the Investor and the Company) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

7.13                        No Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the parties hereto, any benefit right or remedies.

7.14                        Time of Essence. Time is of the essence in the performance of each and every term of this Agreement.

7.15                        Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to seek an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof. In addition, any and all remedies herein expressly conferred upon a party hereto will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

7.16                        No Recourse; No Partnership. Only the parties hereto shall have any obligation or liability under this Agreement. Notwithstanding anything that may be express or implied in this Agreement, no recourse under this Agreement, shall be had against any current or future Affiliate of the Investor, any current or future direct or indirect shareholder, member, general or limited partner, controlling person or other beneficial owners of the Investor or of any such Affiliate, any of their respective representatives or any of the successors and assigns of each of the foregoing (collectively, the “Non-Liable Persons”), whether by enforcement of any assessment or any legal or equitable proceeding, or by virtue of any statute, regulation or other law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Non-Liable Person for any obligation of the Investor under this Agreement for any claim based on, in respect of or by reason of such obligations or their creation; provided that the foregoing shall not apply to any Non-Liable Person who becomes a party to this Agreement in accordance with the terms hereof. Nothing in this Agreement shall be deemed to constitute a partnership among any of the parties hereto.

7.17                        Public Announcements. Subject to each party’s disclosure obligations imposed by law or regulation, each of the parties hereto will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and any of the transactions contemplated by this Agreement, and no party hereto will make any such news release or public disclosure without first consulting with the other party hereto and receiving its consent (which shall not be unreasonably withheld or delayed) and each party shall coordinate with the other with respect to any such news release or public disclosure.

[Signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

ENVESTNET, INC.

By:	/s/ Judson Bergman
	Name:	Judson Bergman
	Title:	Chairman and Chief Executive Officer

BlackRock, Inc.

By:	/s/ Tom Wojcik
	Name:	Tom Wojcik
	Title:	Managing Director

EXHIBIT A

Form of Warrant

Exhibit A

FORM OF WARRANT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

WARRANT
TO PURCHASE
SHARES OF COMMON STOCK
OF
ENVESTNET, INC.

No. W-1

[•], 2018

FOR VALUE RECEIVED, the undersigned, Envestnet, Inc., a Delaware corporation (together with its successors and assigns, the “Company”), hereby certifies that

BlackRock, Inc.

or its registered assign is entitled to subscribe for and purchase, at the Warrant Exercise Price per share, the Warrant Share Number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock.  Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 6 hereof.

1.                                Term.  The right to subscribe for and purchase Warrant Shares represented hereby shall expire at 5:00 P.M., Central time, on the four year anniversary of the date hereof (such period being the “Term”).

2.                                Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

(a)                                 Time of Exercise.  The purchase rights represented by this Warrant may be exercised in whole or in part at any time and from time to time during the Term.

(b)                                 Cash Exercise.  The Holder may exercise this Warrant, on one or more occasions, on any Business Day, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly completed and executed) at the principal office of the Company, and by payment to the Company of an amount of consideration therefor equal to the Warrant Exercise Price multiplied by the number of Warrant Shares with respect to which this Warrant is then being exercised, payable by certified or official bank check or checks or wire transfer of immediately available funds.

(c)                                  Net Issue Exercise. In lieu of exercising this Warrant for cash as provided in subsection (b) above, the Holder may elect on one or more occasions, on any Business Day, to receive Warrant Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

X=	Y (A-B)
A

Where:                                                         X = the number of the Warrant Shares to be issued to the Holder.

Y = the number of the Warrant Shares with respect to which the Warrant is exercised.

A = the fair market value of one share of Common Stock on the date of determination.

B = the Warrant Exercise Price (as adjusted to the date of such calculation).

For purposes of this Section 2(c), the fair market value of one share of Common Stock on the date of determination shall mean:

(i)                                     if the Common Stock is publicly traded, the per share fair market value of the Common Stock shall be the average of the closing prices of the Common Stock as quoted on the New York Stock Exchange, or the principal exchange or market on which the Common Stock is listed, in each case for the fifteen trading days ending five trading days prior to the date of determination of fair market value; and

(ii)                                  if the Common Stock is not so publicly traded, the per share fair market value of the Common Stock shall be such fair market value as is determined by a nationally recognized investment banking firm mutually acceptable to the Company and the Holder after taking into consideration factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm’s length.

The date of determination for purposes of this Section 2(c) shall be the date the notice of exercise is delivered by the Holder to the Company.

(d)                                 Issuance of Warrant Shares and New Warrant.  Subject to subsection (e) below, in the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) the Warrant Shares so purchased shall be delivered by the Company within a reasonable time, not exceeding three (3) Business Days after such exercise and delivery of this Warrant and the exercise form, either (A) via book-entry transfer crediting the account of the Holder through the Company’s transfer agent and registrar for the Common Stock (which as at the issuance of this Warrant is American Stock Transfer and Trust Company) or (B) otherwise in certificated from by physical delivery to the address specified by the Holder in the applicable exercise form, and (ii) unless this Warrant has expired, a new Warrant representing the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time.

(e)                                  Cash Settlement.  In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, the Company, in its sole discretion, may choose to satisfy its obligation to deliver all or any of the Warrant Shares deliverable upon such exercise by paying to the Holder cash for such Warrant Shares in an amount equal to (A) the aggregate number of Warrant Shares to be received by the Holder as determined in accordance with subsection (b) or (c) above, as applicable, multiplied by (B) the fair market value of one share of Common Stock on the date of determination, as determined pursuant to subsection (c) above.  In the event the Company chooses to pay cash in lieu of delivering any Warrant Shares, the Company shall provide notice of such decision to the Holder in writing not less than two (2) Business Days prior to the date the Warrant Shares would otherwise be deliverable.  The date of determination for purposes of this Section 1(e) shall be the date the notice of exercise is delivered by the Holder to the Company.  Payment of any such cash shall be made by certified or official bank check or checks or wire transfer of immediately available funds.

(f)                                   Transferability of Warrant.  The Holder may not Transfer this Warrant without the prior written approval of the Company, which shall be in the sole and absolute discretion of the Company, unless such Transfer is to a Controlled Affiliate of the Holder.  Any attempt to Transfer by the Holder without such prior written approval of the Company shall be void.

(g)                                  Compliance with Securities Laws.

(i)                                     The Holder, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account, and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Act and any applicable state securities laws.

(ii)                                  Except as provided in paragraph (iii) below, this Warrant and all certificates representing Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

(iii)                                     The restrictions imposed by this subsection (g) upon the Transfer of this Warrant and the Warrant Shares to be purchased upon exercise hereof shall terminate (A) when such securities shall have been effectively registered under the Act and sold by the holder thereof in accordance with such registration or sold under and pursuant to Rule 144, (B) if any Warrant Shares are delivered pursuant to Section 2(c) six months from the date hereof or (C) upon the Company’s receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Company, addressed to the Company to the effect that such restrictions are no longer required to ensure compliance with the Act.  Whenever such restrictions shall cease and terminate as to any such securities, the holder thereof shall be entitled to receive from the Company (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), a new Warrant (or, in the case of Warrant Shares already represented by stock certificates, new stock certificates) of like tenor not bearing the applicable legend required by paragraph (ii) above relating to the Act and applicable state securities laws.

(h)                                 Continuing Rights of Holder.  The Company will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder or of any Warrant Shares issued upon any exercise of this Warrant, acknowledge in writing its continuing obligation to afford to the Holder all rights to which the Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if the Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Company to afford such rights to the Holder.

(i)                                     No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant.  In lieu of any fractional Warrant Share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Warrant Exercise Price multiplied by such fraction.

(j)                                    Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

(k)                                 No Rights of Stockholders.  The Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise.

3.                                      Covenants.

(a)                                 The Company represents, warrants, covenants and agrees that all Warrant Shares which may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free and clear from all taxes, claims, liens, charges, encumbrances, pre-emptive rights or other restrictions (other than as provided herein and restrictions under federal and applicable state securities laws).  The Company further covenants and agrees that during the period within which this Warrant may be exercised, the

Company will at all times have authorized and reserved (as unissued or held in treasury) a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant.

(b)                                 The Company shall not by any action (including, without limitation, amending the Certificate of Incorporation or by-laws of the Company or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action) avoid or seek to avoid (directly or indirectly) the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms.  The Company will (i) not permit the par value of its Common Stock to exceed the Warrant Exercise Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Company in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock in a manner which would disproportionately and adversely affect the rights of the Holder, (iii) take all such action as may be reasonably necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock, free and clear from all taxes, claims, liens, charges, encumbrances or other restrictions (other than as provided herein and restrictions under federal and applicable state securities laws), and (iv) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from, and make such filings with, any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(c)                                  If any shares of the Common Stock required to be reserved for issuance in accordance with subsection (a) above require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law before such shares may be so issued, the Company will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified or such approval to be obtained or filing made.

(d)                                 The Company covenants and agrees that all notices, communications and material sent to holders of the Company’s Common Stock shall be sent concurrently to the Holder in accordance with the notice provisions in Section 9.

4.                                      Representations of the Company.  The Company represents and warrants to, and agrees with, the Holder as of the date hereof as follows:

(a)                                 The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(b)                                 The Company has all requisite power and authority to (i) execute, deliver and perform its obligations under this Warrant and (ii) issue the Warrant Shares issuable upon due exercise of this Warrant.

(c)                                  Each of (i) the execution, delivery and performance of this Warrant, (ii) the offering, issuance and delivery of this Warrant and the Warrant Shares issuable upon exercise of this Warrant, and (iii) fulfillment of and compliance with the terms and provisions of this Warrant has been duly authorized by the Company.

(d)                                 This Warrant has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms subject, as to enforcement, to (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereinafter in effect affecting creditors’ rights generally and (ii) general principles of equity.

(e)                                  Neither the execution and delivery by the Company of this Warrant, nor the consummation of the transactions contemplated hereby (including the issuance of the Warrant Shares) or thereby, nor compliance by the Company with any of the provisions hereof or thereof will (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or event which, with the giving of notice or lapse of time or both, would constitute a default) under, or give to any person any rights of termination, acceleration or cancellation of or result in the creation of any Encumbrance on any of the assets or properties of the Company under, any indenture, mortgage, deed of trust, loan agreement, lease, contract, agreement, obligation, condition, covenant or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, except for any such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (B) violate or conflict with the organizational documents of the Company; and (C) violate or conflict with any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties, except for any such violations or conflicts that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(f)                                   Other than such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or “blue sky” laws, no material notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity, nor expiration nor termination of any statutory waiting periods, is necessary in connection with (i) the execution, delivery and performance of this Warrant by the Company, (ii) the issuance of the Warrant Shares issuable in accordance with this Warrant or (iii) the performance by the Company of its obligations under this Warrant, or as a condition to the legality, validity or enforceability of this Warrant or the consummation of the transactions contemplated hereby, other than such authorizations and approvals as have already been obtained and are in full force and effect.

(g)                                  Assuming the accuracy of the representations of the Holder contained in the Investment Agreement, the offering, issuance, sale and delivery of this Warrant and the Warrant Shares under the circumstances contemplated by this Warrant constitute exempt transactions under the registration provisions of the Act, and do not require the registration of this Warrant or the Warrant Shares under the Act.

5.                                      Adjustment of Warrant Exercise Price and Warrant Share Number.

(a)                                 In case the Company shall (i) pay a dividend on its Common Stock in Common Stock, (ii) subdivide its outstanding shares of Common Stock or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, then, in such an event, the

Warrant Exercise Price in effect immediately prior thereto shall be adjusted proportionately so that the adjusted Warrant Exercise Price will bear the same relation to the Warrant Exercise Price in effect immediately prior to any such event as the total number of shares of Common Stock outstanding immediately prior to any such event shall bear to the total number of shares of Common Stock outstanding immediately after such event.  An adjustment made pursuant to this subsection (a), (A) shall become effective retroactively immediately after the record date in the case of a dividend or (B) shall become effective immediately after the effective date in the case of a subdivision or combination.  The Warrant Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein.  No adjustment of the Warrant Exercise Price shall be made if the amount of such adjustment shall be less than $0.005 per share, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment so carried forward, shall amount to not less than $0.005 per share.  In case the Company shall at any time issue Common Stock by way of dividend on any stock of the Company or subdivide or combine the outstanding shares of the Common Stock, said amount of $0.005 per share (as theretofore increased or decreased, if the same amount shall have been adjusted in accordance with the provisions of this paragraph) shall forthwith be proportionately increased in the case of a combination or decreased in the case of such a subdivision or stock dividend so as appropriately to reflect the same.  Upon each adjustment of the Warrant Exercise Price pursuant to this subsection (a), the number of Warrant Shares shall be adjusted to the number of shares of Common Stock, calculated to the nearest one hundredth of a share, obtained by multiplying the number of Warrant Shares immediately prior to such adjustment upon the exercise of this Warrant by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the new Warrant Exercise Price.

(b)                                 In case of any capital reorganization of the Company, or of any reclassification of the Common Stock, this Warrant shall be exercisable after such capital reorganization or reclassification upon the terms and conditions specified in this Warrant, for the number of shares of stock or other securities which the Common Stock issuable at the time of such capital reorganization or reclassification upon exercise of this Warrant would have been entitled to receive upon such capital reorganization or reclassification if such exercise had taken place immediately prior to such action.  The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this subsection (b).

(c)                                  Whenever the Warrant Exercise Price is adjusted as herein provided, the Company shall compute the adjusted Warrant Exercise Price in accordance with subsection (a) above and shall prepare a certificate signed by its principal financial officer or principal accounting officer setting forth the adjusted Warrant Exercise Price and showing in reasonable detail the method of such adjustment and the fact requiring the adjustment and upon which such calculation is based, and such certificate shall forthwith be forwarded to the Holder.

(d)                                 In case at any time after the date of this Warrant:

(i)                                     the Company shall declare a dividend (or any other distribution) on its shares of Common Stock payable otherwise than in cash out of its earned surplus;

(ii)                                  the Company shall authorize the granting to the holders of its shares of Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights;

(iii)                               the Company shall authorize any reclassification of the shares of its Common Stock (other than a subdivision or combination of its outstanding shares of Common Stock), or any consolidation or merger to which it is a party and for which approval of any shareholders of the Company is required, or the sale or transfer of all or substantially all of its assets or all or substantially all of its issued and outstanding stock; or

(iv)                              events shall have occurred resulting in the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause notice to be sent to the Holder at least twenty days prior (or ten days prior in any case specified in paragraph (i) or (ii) above, or on the date of any case specified in paragraph (iv) above) to the applicable record date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined or (B) the date on which such reclassification, consolidation, merger, sale, transfer, initial public offering, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.  Failure to give any such notice of any defect therein shall not affect the validity of the proceedings referred to in paragraphs (i), (ii), (iii) and (iv) above.

(d)                                 The form of this Warrant need not be changed because of any change in the Warrant Exercise Price pursuant to this Section 5 and any Warrant issued after such change may state the same Warrant Exercise Price and the same number of Warrant Shares as are stated in this Warrant as initially issued.  Any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

6.                                      Definitions.  For the purposes of this Warrant, the following terms have the following meanings:

“Act” has the meaning specified in the legend hereto.

“Affiliate” means, with respect to any person, any other person that, at the time of determination, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such person; provided that for the avoidance of doubt, the Company and the Stockholder shall not be deemed to be Affiliates of each other.

“Business Day” means any day other than a day which is a Saturday, a Sunday or a day on which banks in New York, New York or Chicago, Illinois are authorized or required by law to be closed.

“Certificate of Incorporation” means the Certificate of Incorporation of the Company as in effect on the Closing Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with its terms and pursuant to applicable law (subject to the restrictions set forth in this Warrant).

“Closing Date” means the closing date under the Investment Agreement.

“Common Stock” means the common stock, $0.005 par value, of the Company.

“Company” has the meaning specified in the preamble hereof.

“Contract” means any contract, agreement, instrument, undertaking, indenture, commitment, loan, license, settlement, consent, note or other legally binding obligation (whether or not in writing).

“Control,” “Controlled” and “Controlling” means, with respect to any person, the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlled by” and “under common Control with” shall be construed accordingly.

“Controlled Affiliate” means any Affiliate of the specified person that is, directly or indirectly, Controlled or under common Control with the specified person.

“Derivative Instruments” means any and all derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of the reference security increases, including a long convertible security, a long call option and a short put option position, in each case, regardless of whether (i) such derivative security conveys any voting rights in any underlying security, (ii) such derivative security is required to be, or is capable of being, settled through delivery of any underlying security or (iii) other transactions that hedge the value of such derivative security.

“Encumbrance” means any mortgage, commitment, transfer restriction, deed of trust, pledge, option, power of sale, retention of title, right of pre-emption, right of first refusal, executorial attachment, hypothecation, security interest, encumbrance, claim, lien or charge of any kind, or an agreement, arrangement or obligation to create any of the foregoing.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute at the time in effect.

“Governmental Entity” means any governmental or regulatory federal, state, local or foreign authority, agency, court, commission or other entity, including a stock exchange and other self-regulatory organization.

“Holder” mean the person who shall from time to time own this Warrant.

“Investment Agreement” means the Investment Agreement, dated as of November 27, 2018, between the Company and BlackRock, Inc..

“Material Adverse Effect” means any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

“person” means an individual, a corporation, a partnership, a trust, a limited liability company, an unincorporated organization or a government organization or an agency or political subdivision thereof.

“Term” has the meaning specified in Section 1 hereof.

“Transfer” means (i) any direct or indirect sale, lease, assignment, Encumbrance, disposition or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any Contract, option or other arrangement or understanding with respect to any sale, lease, assignment, Encumbrance, disposition or other transfer (by operation of law or otherwise), of this Warrant or (ii) to enter into any Derivative Instrument, swap or any other Contract, agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of this Warrant, whether any such Derivative Instrument, swap, Contract, agreement, transaction or series of transactions is to be settled by delivery of securities, in cash or otherwise.

“Warrant” means this Warrant and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(d) hereof.

“Warrant Exercise Price” means a price equal to the product of (i) the price per share paid for the shares of Common Stock purchased under the Investment Agreement and (ii) 1.25.

“Warrant Share Number” means a number equal to the product of (i) the number of shares of Common Stock issued under the Investment Agreement on the Closing Date and (ii) 0.20.

“Warrant Shares” means Common Stock issuable upon exercise of this Warrant or otherwise issuable pursuant to this Warrant.

7.                                      Amendment and Waiver.  Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Company and the Holder.

8.                                      Governing Law.  THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9.                                      Notices.  All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by email with receipt confirmed, by facsimile with receipt confirmed or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following respective addresses (or at such other address for a party hereto as shall be specified in a notice given in accordance with this Section 9):

(a)                                 If to the Holder:

BlackRock, Inc.

c/o BlackRock, Inc.

55 East 52nd Street

New York NY 10055

Facsimile:                               (212) 810-8127

Attention:                               Tom Wojcik

Email:                                                  tom.wojcik@blackrock.com

with a copy to (which copy alone shall not constitute notice):

c/o BlackRock, Inc.

Legal & Compliance

40 East 52nd Street

New York, New York 10022

Facsimile:                               (212) 810-3744

Attention:                               General Counsel; c/o David Maryles

Email:                                                  GroupCorpLegalM&A@blackrock.com

(b)                                 If to the Company:

Envestnet, Inc.

35 East Wacker Drive, Suite 2400

Chicago, Illinois 60601

Facsimile:                               (312) 621-7091

Attn:                                                          Chief Legal Officer, General Counsel and Corporate Secretary

Email:                                                  shelly.obrien@envestnet.com

with a copy to (which copy alone shall not constitute notice):

Mayer Brown LLP

71 South Wacker Drive

Chicago, Illinois  60606

Facsimile:                               (312) 706-8106

Attention:                               Edward S. Best, Esq.

Email:                                                  ebest@mayerbrown.com

10.                               Successors and Assigns.  This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the Company and the Holder and their respective successors and assigns (subject to Section 2(f) with respect to the Holder).

11.                               Modification and Severability.  The provisions of this Warrant will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of any other provision hereof.  To the fullest extent permitted by law, if any provision of this Warrant, or the application thereof to any person or circumstance, is invalid or unenforceable (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Warrant and the application of such provision to other persons, entities or circumstances will not be affected by such invalidity or unenforceability.

12.                               Headings.  The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

13.                               Limitation of Liability.  No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Exercise Price for any such shares or as a shareholder of the Company, whether such liability is asserted by the Company, by any creditor of the Company or any other person.

*     *     *

IN WITNESS WHEREOF, the Company has duly executed this Warrant.

Dated:  [•], 2018.

ENVESTNET, INC.

By:
Name:
Title:

EXERCISE FORM

(To be executed by the registered holder hereof)

[                          ]

The undersigned registered owner of this Warrant hereby irrevocably elects to exercise the right to purchase represented by the attached Warrant for, and to purchase thereunder,                    shares of Common Stock, par value $0.005 per share (the “Common Stock”), of ENVESTNET, INC., a Delaware corporation (the “Company”), as provided for therein, and tenders herewith payment of the exercise price in full in accordance with the terms of the attached Warrant.  All capitalized terms used but not defined in this exercise form shall have the meanings ascribed thereto in the attached Warrant.

Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations:

If said number of shares of Common Stock shall not be all the shares of Common Stock issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares of Common Stock less any fraction of a share of Common Stock paid in cash.

Dated:	Signature
Address

A-1

ASSIGNMENT FORM

(To be executed by the registered holder hereof)

FOR VALUE RECEIVED,                  hereby sells, assigns and transfers unto                 the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint                , attorney, to transfer the said Warrant on the books of the within named corporation.

Dated:	Signature
Address

PARTIAL ASSIGNMENT

(To be executed by the registered holder hereof)

FOR VALUE RECEIVED,                    hereby sells, assigns and transfers unto                   the right to purchase          shares of the Common Stock issuable upon exercise of the attached Warrant, and does irrevocably constitute and appoint                   , attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated:	Signature
Address

FOR USE BY THE ISSUER ONLY:

This Warrant No. W-  cancelled (or transferred or exchanged) this     day of           , 2   , shares of Common Stock issued therefor in the name of                    , Warrant No. W-     issued for       shares of Common Stock in the name of                       .

A-2

EXHIBIT B

Form of Registration Rights Agreement

Exhibit B

FORM OF REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as [•], 2018 (this “Agreement”), between Envestnet, Inc., a Delaware corporation (the “Company”), and BlackRock, Inc., a Delaware corporation (the “Stockholder”).

On November 27, 2018, the Company and the Stockholder entered into the Investment Agreement (the “Investment Agreement”) providing for, among other things, the issuance to the Stockholder of certain securities of the Company.

On the date hereof, pursuant to the Investment Agreement, the Stockholder acquired from the Company the Shares (as defined in the Investment Agreement).

On the date hereof, pursuant to the Investment Agreement, the Stockholder acquired from the Company a Warrant to acquire Warrant Shares (each as defined in the Investment Agreement).

The Company and the Stockholder desire to establish in this Agreement certain terms and conditions concerning the Stockholder’s and any other Investor’s relationship with and investments in the Company, including the registration rights for Registrable Securities set forth in this Agreement.

Capitalized terms used in this Agreement are defined in Section 3.14.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

ARTICLE I

REGISTRATION RIGHTS

1.1                               Shelf Registrations.

(a)                                 Shelf Registration. No later than the date that is ten (10) days prior to the Restricted Period Termination Date, in the case of a Shelf Registration Statement that is an Automatic Shelf Registration Statement, or sixty (60) days prior to the Restricted Period Termination Date, in the case of a Shelf Registration Statement other than an Automatic Shelf Registration Statement, the Company shall prepare and file with the SEC a Shelf Registration Statement covering all Registrable Securities held by the Investors. Such Shelf Registration Statement shall be an Automatic Shelf Registration Statement if the Company is permitted to file such a registration statement under the Securities Act. The Shelf Registration shall provide for the resale of such Registrable Securities from time to time by and pursuant to any method or combination of methods legally available to the Investors (including, without limitation, an underwritten offering, a direct sale to purchasers, a sale to or through brokers, dealers or agents, a sale over the internet, block trades, derivative transactions with third parties, sales in connection with short sales and other hedging transactions). The Company shall comply with the applicable provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Shelf Registration Statement in accordance with the methods of disposition of which the Stockholder and the other Investors have notified the Company prior to the filing by the Company of the applicable Shelf Registration Statement.

(b)                                 Effectiveness. The Company shall use its commercially reasonable efforts to (i) cause the Shelf Registration Statement filed pursuant to Section 1.1(a) to be declared effective by the SEC or otherwise become effective under the Securities Act as promptly as practicable after the filing thereof but in any event on or prior to the Restricted Period Termination Date and (ii) keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and useable for the resale of Registrable Securities covered by such Shelf Registration Statement, including by filing successive replacement or renewal Shelf Registration Statements upon the expiration of such Shelf Registration Statement, until the earlier of (a) such time as there are no Registrable Securities remaining and (b) the end of the Term (as defined in the Warrant).

(c)                                  Additional Selling Shareholders. At any time and from time to time when a Shelf Registration Statement is effective, if the Stockholder or any other Investor requests that the Stockholder or any other Investor be added as a selling shareholder in such Shelf Registration Statement, the Company shall as promptly as practicable amend or supplement the Shelf Registration Statement to cover such additional selling shareholder.

(d)                                 Right to Effect Shelf Take-Down. The Stockholder and each other Investor shall be entitled, at any time and from time to time when a Shelf Registration Statement is effective, subject to Section 4.1 of the Investment Agreement, to sell any or all of the Registrable Securities covered by such Shelf Registration Statement (a “Shelf Take-Down”).

(e)                                  Underwritten Shelf Take-Downs. The Stockholder or any other Investor intending to effect a Shelf Take-Down shall be entitled to request, by written notice to the Company (an “Underwritten Shelf Take-Down Notice”), that the Shelf Take-Down be an underwritten offering (an “Underwritten Shelf Take-Down”). The Underwritten Shelf Take-Down Notice shall specify the number of Registrable Securities intended to be offered and sold by the Stockholder and/or other Investor(s) pursuant to the Underwritten Shelf Take-Down. The Company shall amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Underwritten Shelf Take-Down. The Company will pay all Registration Expenses incurred in connection with any registration or underwritten offering requested in accordance with this Agreement. The Company shall not be required to facilitate an Underwritten Shelf Take-Down unless the aggregate gross proceeds from such offering are reasonably expected to be at least fifty million dollars ($50 million); and shall not be required to effect more than two (2) Underwritten Shelf Take-Downs under this Agreement.

(f)                                   Selection of Underwriters. In connection with any such Underwritten Shelf Take-Down, the Stockholder or any other Investor requesting such Underwritten Shelf Take-Down shall have the right to select the investment banking firm(s) and manager(s) to administer such Underwritten Shelf Take-Down, subject to the approval of the Company (which approval shall not be unreasonably withheld, conditioned or delayed). For such Underwritten

Shelf Take-Down (except any block trades), the Company will have the right to select one co-bookrunning manager.

(g)                                  Non-Underwritten Shelf Take-Down. If the Stockholder or any other Investor desires to initiate an offering or sale of all or part of the Stockholder’s or any other Investor’s Registrable Securities that does not constitute an Underwritten Shelf Take-Down (a “Non-Underwritten Shelf Take-Down”), the Stockholder or such other Investor shall so indicate in a written notice (a “Non-Underwritten Shelf Take-Down Notice”) delivered to the Company no later than one (1) Business Days (or in the event any amendment or supplement to a Shelf Registration Statement is necessary, no later than five (5) Business Days) prior to the expected date of such Non-Underwritten Shelf Take-Down, which request shall include (i) the total number of Registrable Securities expected to be offered and sold in such Non-Underwritten Shelf Take-Down, (ii) the expected plan of distribution of such Non-Underwritten Shelf Take-Down and (iii) the action or actions required (including the timing thereof) in connection with such Non-Underwritten Shelf Take-Down (including the delivery of one or more share certificates representing Registrable Securities to be sold in such Non-Underwritten Shelf Take-Down), and, to the extent necessary, the Company shall file and effect an amendment or supplement to its applicable Shelf Registration Statement for such purpose as soon as practicable after receipt of such Non-Underwritten Shelf Take-Down Notice.

1.2                               Demand Registrations.

(a)                                 Right to Demand Registrations. At any time following the Restricted Period Termination Date, if a Shelf Registration Statement is not available for a Shelf Take-Down, the Stockholder or any other Investor may, by providing written notice to the Company, request to sell all or a portion of the Registrable Securities pursuant to a Registration Statement separate from a Shelf Registration Statement (a “Demand Registration”). Each request for a Demand Registration (a “Demand Registration Request”) shall specify the number of Registrable Securities intended to be offered and sold by the Stockholder and any other Investors pursuant to the Demand Registration and the intended method of distribution thereof, including whether it is intended to be an underwritten offering. As promptly as practicable and no later than ten (10) Business Days after receipt of a Demand Registration Request, the Company shall register all Registrable Securities that have been requested to be registered in the Demand Registration Request. The Company shall use its commercially reasonable efforts to cause the Registration Statement filed pursuant to this Section 1.2(a) to be declared effective by the SEC or otherwise become effective under the Securities Act as promptly as reasonably practicable after the filing thereof. A Demand Registration shall be effected by way of a Registration Statement on Form S-3 or any similar short-form registration statement to the extent the Company is permitted to use such form at such time and may be effected through an existing registration statement that is already effective under the Securities Act or through a post-effective amendment or supplement to any such Registration Statement or other registration statement.

(b)                                 Number of Demand Registrations. The Stockholder and the other Investors shall be collectively entitled to request up to a total of two (2) Demand Registrations (each of which shall, if it is an underwritten registration, reduce the number of available Underwritten Shelf Take-Downs pursuant to Section 1.1(e), and, vice versa, each Underwritten Shelf Take-Down shall reduce the number of available Demand Registrations that are underwritten registrations); provided, however, that a registration shall not count as a Demand

Registration or an Underwritten Shelf Take-Down for this purpose unless and until the Stockholder and the other Investors are able to register and sell at least 50% of the Registrable Securities requested to be included in such registration; provided, further, however, that the Company shall not be required to comply with a Demand Registration unless the aggregate gross proceeds from such offering are reasonably expected to be at least fifty million dollars ($50 million).

(c)                                  Withdrawal. An Investor may, by written notice to the Company, withdraw its Registrable Securities from a Demand Registration at any time prior to the effectiveness of the applicable Registration Statement. Upon receipt of such notice from an Investor, the Company may cease all efforts to seek effectiveness of the applicable Registration Statement if the registration does not comply with the final proviso of Section 1.2(b). Upon receipt of notices from all applicable Investors to such effect, the Company shall cease all efforts to seek effectiveness of the applicable Registration Statement, unless the Company intends to effect a primary offering of securities pursuant to such Registration Statement. Any withdrawn Registration Statement shall not count against the limitation on the number of such Investor’s Demand Registrations or Underwritten Shelf Take-Downs set forth in Section 1.2(b) or Section 1.1(e).

(d)                                 Selection of Underwriters. If a Demand Registration is an underwritten offering, the Stockholder or any other Investor requesting such underwritten offering shall have the right to select the investment banking firm(s) and manager(s) to administer such underwritten offering, subject to the approval of the Company (which approval shall not be unreasonably withheld, conditioned or delayed).  For such underwritten offering (except any block trades), the Company will have the right to select one co-bookrunning manager.

1.3                               Inclusion of Other Securities; Priority. The Company shall not include in any Demand Registration or Shelf Take-Down any securities that are not Registrable Securities without the prior written consent of the Investors participating in such Demand Registration or Shelf Take-Down (such consent not to be unreasonably withheld, conditioned or delayed). If a Demand Registration or Shelf Take-Down involves an underwritten offering and the managing underwriters of such offering advise the Company and the Investors in writing that, in their opinion, the number of Equity Securities proposed to be included in such Demand Registration or Underwritten Shelf Take-Down, including all Registrable Securities and all other Equity Securities proposed to be included in such offering, exceeds the number of Equity Securities that can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), the Company shall include in such Demand Registration or Underwritten Shelf Take-Down: (i) first, the Registrable Securities proposed to be sold by Investors (and, if applicable, Other Stockholders) in such offering; and (ii) second, any Equity Securities proposed to be included therein by any other Persons (including Equity Securities to be sold for the account of the Company and/or any other holders of Equity Securities), allocated, in the case of this clause (ii), among such Persons in such manner as the Company may determine. If more than one Investor (and, if applicable, Other Stockholder) is participating in such Demand Registration or Underwritten Shelf Take-Down and the managing underwriters of such offering determine that a limited number of Registrable Securities may be included in such offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), then the Registrable

Securities that are included in such offering shall be allocated pro rata among the participating Investors (and, if applicable, Other Stockholders) on the basis of the number of Registrable Securities initially requested to be sold by each such Investor (and, if applicable, Other Stockholders) in such offering or as otherwise mutually agreed by such Investors.

1.4                               Restrictions on Registration.

(a)                                 Right to Defer or Suspend Registration. In the event that the Company determines in good faith (after consultation with external legal counsel) that any one or more of the following circumstances exist, the Company may (x) defer, suspend or delay any Demand Registration or (y) require the Stockholder and the other Investors to suspend any offerings of Registrable Securities (including any Underwritten Shelf Take-Down) pursuant to a Registration:

(i)                                     if the Company believes that an offering would (A) reasonably be expected to materially impede, delay or interfere with, or require premature disclosure of, any material financing, offering, acquisition, merger, corporate reorganization, segment reclassification or discontinuance of operations that is required to be reflected in pro forma or restated financial statements financial statements of the Company or any negotiations, discussions or pending proposals with respect thereto, involving the Company and its subsidiaries, taken as a whole, or (B) require the Company, under applicable securities laws and other laws, to make disclosures of material non-public information that would not otherwise be required to be disclosed at that time, and the Company believes in good faith that such disclosures at that time would have a material and adverse effect on the Company; provided, that the exception in clause (B) above shall continue to apply only during the time that such material non-public information has not been disclosed and remains material; provided, further, that upon disclosure of such material non-public information the Company shall (x) notify the Stockholder and the other Investors whose Registrable Securities are included in the Registration Statement; (y) terminate any deferment or suspension it has put into effect; and (z) take such actions necessary to permit registered sales of Registrable Securities as required or contemplated by this Agreement, including, if necessary, preparation and filing of a post-effective amendment or prospectus supplement so that the Registration Statement and any prospectus forming a part thereof will not include an untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

(ii)                                  if any such offering would violate applicable Law.

(b)                                 Limitation on Deferrals and Suspensions. The Company shall not be permitted to defer registration or require the Stockholder and the other Investors to suspend an offering pursuant to Section 1.4(a)(i) if the duration of any such deferral or suspension would individually exceed sixty (60) consecutive days or if the duration of all such deferrals or suspensions would in the aggregate exceed one hundred twenty (120) days in any twelve (12) month period.

(c)                                  Withdrawal. If the Company delays or suspends a Demand Registration, the Investor that initiated such Demand Registration shall be entitled to withdraw its Demand Registration Request and, if it does so, such Demand Registration Request shall not count against the limitation on the number of such Investor’s Demand Registrations set forth in Section 1.2(b).

1.5                               Piggyback Registrations.

(a)                                 Right to Piggyback. Whenever the Company proposes to register any Equity Securities under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee share plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) in connection with any dividend or distribution reinvestment or similar plan or (iv) pursuant to a registration in which the Company is offering to exchange its own securities for other securities), whether for its own account or for the account of one or more shareholders of the Company (other than the Investors) (a “Piggyback Registration”), the Company shall give prompt written notice to each Investor (which notice shall be held in confidence by the Investor until the offering is publicly disclosed) of its intention to effect such a registration (but in no event less than ten (10) Business Days prior to the proposed date of filing of the applicable Registration Statement (or, in the event of a natural catastrophe or other exigent circumstances requiring a capital raise, such fewer number of Business Days as the Company shall determine in its reasonable discretion)) and, subject to Sections 1.5(b) and 1.5(c) and Section 4.1 of the Investment Agreement, shall include in such Registration Statement and in any offering of Equity Securities to be made pursuant to such Registration Statement that number of Registrable Securities requested to be sold in such offering by such Investor for the account of such Investor, provided that the Company has received a written request for inclusion therein from such Investor no later than five (5) Business Days after the date on which the Company has given notice of the Piggyback Registration to Investors. The Company may terminate, delay or withdraw a Piggyback Registration prior to the effectiveness of such registration at any time in its sole discretion and, thereupon, (x) in the case of a determination to terminate or withdraw any registration, the Company shall be relieved of its obligation to register any Registrable Securities under this Section 1.5 in connection with such registration and (y) in the case of a determination to delay registration, the Company shall be permitted to delay registering any Registrable Securities under this Section 1.5 for the same period as the delay in registering the other Equity Securities covered by such registration. If a Piggyback Registration is effected pursuant to a Registration Statement on Form S-3 or the then-appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Piggyback Shelf Registration Statement”), the Investors shall be notified by the Company of and shall have the right, but not the obligation, to participate in any offering pursuant to such Piggyback Shelf Registration Statement (a “Piggyback Shelf Take-Down”), subject to the same limitations that are applicable to any other Piggyback Registration as set forth above. Any such Piggyback Registration or Piggyback Shelf Take-down shall not count as a Demand Registration or an Underwritten Shelf Take-Down.

(b)                                 Priority on Primary Registrations. If a Piggyback Registration or Piggyback Shelf Take-Down is initiated as a primary underwritten offering on behalf of the Company and the managing underwriters of the offering advise the Company in writing that, in their opinion, the number of Equity Securities proposed to be included in such offering, including all Registrable Securities and all other Equity Securities proposed to be included in such offering, exceeds the number of Equity Securities that can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), the Company shall include in such Piggyback Registration or Piggyback Shelf Take-Down: (i) first, the Equity Securities that the Company proposes to sell in such offering; and (ii) second, the Registrable Securities requested to be included in such registration by the Stockholder or any other Investor (and, if applicable, Other Stockholder), allocated, in the case of this clause (ii), pro rata among such Investors (and, if applicable, Other Stockholders) on the basis of the number of Registrable Securities initially proposed to be included by each such Investor (and, if applicable, Other Stockholders) in such offering or as otherwise mutually agreed by such Investors

(c)                                  Priority on Secondary Registrations. If a Piggyback Registration or a Piggyback Shelf Take-Down is initiated as an underwritten offering other than on behalf of the Company, and the managing underwriters of the offering advise the Company in writing that, in their opinion, the number of Equity Securities proposed to be included in such offering, including all Registrable Securities and all other Equity Securities requested to be included in such offering, exceeds the number of Equity Securities which can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), the Company shall include in such Piggyback Registration or Piggyback Shelf Take-Down: (i) first, the Registrable Securities requested to be included in such registration by the Stockholder or any other Investor (and, if applicable, Other Stockholder), allocated, in the case of this clause (i), pro rata among such Investors (and, if applicable, Other Stockholders) on the basis of the number of Registrable Securities initially proposed to be included by each such Investor (and, if applicable, Other Stockholders) in such offering or as otherwise mutually agreed by such Investors; and (ii) second, any Equity Securities that the Company proposes to sell in such offering.

(d)                                 Selection of Underwriters. In any Piggyback Registration or Piggyback Shelf Take-Down, including if initiated as a primary underwritten offering on behalf of the Company or another securityholder, the Company shall have the right to select the investment banking firm(s) to act as the underwriters (including managing underwriter(s)) in connection with such offering and, if the Investors include Registrable Securities in any such Piggyback Registration or Piggyback Shelf Take-down having a market value greater than $50 million, the Investors shall have the right to select one bookrunning manager.

1.6                               Holdback Agreement.

(a)                                 The Stockholder and each Investor agrees that in connection with any registered underwritten offering of shares of Company Common Stock in which such Stockholder or Investor, as the case may be, participates in such offering, and upon request from the managing underwriter(s) for such offering, the Stockholder or such Investor shall not, without the prior written consent of such managing underwriter(s), during such period as is reasonably requested by the managing underwriter(s) (which period shall in no event be longer than sixty (60) days after the launch of such offering), Transfer any Registrable Securities and exercise any rights under this Agreement to sell Registrable Securities pursuant to a Demand Registration or Underwritten Shelf Take Down during such period, as well as during the period between the date it receives notice of an underwritten offering of shares of Company Common Stock and the start of such period. The foregoing provisions of this Section 1.6(a) shall not apply to offers or sales of Registrable Securities that are included in an offering pursuant to Section 1.1, 1.2 or 1.5 of this Agreement and shall be applicable to the Stockholder and Investors only if, for so long as and to the extent that the Company, the directors and executive officers of the Company and each selling shareholder included in such offering are subject to the same restrictions. Each Investor agrees to execute and deliver such customary agreements as may reasonably be requested by the managing underwriter(s) that are consistent with the foregoing provisions of this Section 1.6(a) and are necessary to give further effect thereto; provided, that the terms of such agreements shall not be more restrictive than the restrictions to which the directors and executive officers of the Company are subject.

(b)                                 To the extent requested by the managing underwriter(s) for the applicable offering requested by an Investor, the Company shall not, and shall use its commercially reasonable efforts to cause its directors and executive officers to agree not to, effect any sale registered under the Securities Act or other public distribution of Equity Securities during the period ending sixty (60) days after the launch of an underwritten offering pursuant to Section 1.1, 1.2 or 1.5 of this Agreement, other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee share plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) pursuant to a registration in which the Company is offering to exchange its own securities for other securities or (iv) in connection with any dividend or distribution reinvestment or similar plan. The Company shall agree, and shall use its commercially reasonable efforts to cause its directors and executive officers to agree, to execute and deliver such customary agreements as may reasonably be requested by the managing underwriter(s) that are consistent with the foregoing provisions of this Section 1.6(b) and are necessary to give further effect thereto; provided, that the terms of such agreements shall not be more restrictive than the restrictions to which the Stockholder and Investors are subject.

1.7                               Registration Procedures.

(a)                                 In connection with the registration obligations of the Company pursuant to and in accordance with this Agreement, the Company will use its commercially reasonable efforts to effect the registration and sale of Registrable Securities in accordance with the methods of disposition thereof, of which the Stockholder and the other Investors have notified the Company prior to the filing by the Company of the applicable Registration Statement, as promptly as reasonably practicable, and the Company shall:

(i)                                     prepare and file with the SEC a Registration Statement with respect to such Registrable Securities, cooperate with underwriters’ counsel in an underwritten offering in connection with all required filings with FINRA and thereafter use its commercially reasonable efforts to cause such Registration Statement to become effective upon filing but in any event as soon as reasonably practicable after the filing of such Registration Statement; provided, that before filing a Registration Statement or any amendments or supplements thereto (other than reports required to be filed by it under the Exchange Act that are incorporated or deemed to be incorporated by reference into the Registration Statement that do not relate to an offering of Registrable Securities pursuant to this Agreement), the Company will furnish to the Stockholder and the other Investors copies of all documents proposed to be filed. In the case of a Registration Statement pursuant to Section 1.1 or 1.2, if the Stockholder informs the Company that it has any objections to the filing of such Registration Statement, amendment or supplement, the Company will not file such Registration Statement, amendment or supplement. In the case of a Registration Statement pursuant to Section 1.5, the Company will not file any Registration Statement or amendment or supplement to such Registration Statement to which the Stockholder will have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, provided that the Company shall have the opportunity to make such Registration Statement or amendment or supplement thereto compliant in all material respects with such requirements and thereafter file such Registration Statement or amendment or supplement;

(ii)                                  use commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to any Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until all of the Registrable Securities covered by such Registration Statement have been disposed of and comply with the applicable requirements of the Securities Act with respect to the disposition of the Registrable Securities covered by such Registration Statement;

(iii)                               furnish to the Stockholder, the other Investors and any managing underwriters, without charge, such number of conformed copies of such Registration Statement and of each post-effective amendment thereto, and deliver, without charge, such number of copies of each preliminary prospectus, final prospectus, all exhibits and other documents filed therewith and such other documents as the Stockholder and the other Investors may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by it or any other Investor;

(iv)                              use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Stockholder and the other Investors reasonably request in writing; provided, that the Company shall not be required to qualify generally to do business, subject itself to taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for its obligations pursuant to this Section 1.7(a)(iv);

(v)                                 promptly as reasonably practicable notify the Stockholder and the other Investors, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, as promptly as practicable, prepare and furnish to the Stockholder and the other Investors a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, that any Investor receiving information pursuant to this Section 1.7(a)(v) shall hold any of the information communicated pursuant to this Section 1.7(a)(v) in confidence until is publicly disclosed;

(vi)                              promptly as reasonably practicable notify the Stockholder and the other Investors (A) when the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the SEC for amendments or supplements to such Registration Statement or to amend or to supplement such prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for such purpose and (D) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or, to the knowledge of the Company, threatening of any proceeding for such purpose;

(vii)                           use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange, use its commercially reasonable efforts to cause all such Registrable Securities to be listed on such securities exchange reasonably selected by the Company;

(viii)                        enter into such customary agreements (including underwriting agreements in form, scope and substance as is acceptable to the Company acting reasonably) and take all such appropriate and reasonable other actions as the Stockholder, the Investors or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities¸ including making members of senior management of the Company available to participate on a reasonable basis in “road show” and other customary marketing activities reasonably requested by the managing underwriter(s), in each case consistent with the historical practices of the Company for an underwritten offering by the Company having an aggregate offering size greater than fifty million dollars ($50 million);

(ix)                              if such offering is an underwritten offering or if required by a financial institution facilitating any sale of Registrable Securities, make available upon reasonable notice at reasonable times and for reasonable periods for inspection by the Stockholder, the other Investors, any underwriter participating in any disposition pursuant to such Registration Statement and any counsel, accountant or other agent retained by the Stockholder and the other Investors or any such underwriter, all financial and other records, pertinent corporate documents of the Company related to the Company and its business as will be reasonably necessary and requested by such Investor(s) or underwriters to enable them to reasonably exercise their due diligence responsibilities, provided that each of the Stockholder, the other Investors, any such underwriter and any counsel, accountant or other agent retained by the Stockholder, the other Investors or any such underwriter will, if requested, enter into a confidentiality agreement satisfactory to the Company;

(x)                                 otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, which requirement shall be deemed satisfied if the Company timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto;

(xi)                              in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use commercially reasonable efforts promptly to obtain the withdrawal of such order at the earliest practicable time;

(xii)                           if such offering is an underwritten offering or if required by a financial institution facilitating any sale of Registrable Securities, use commercially reasonable efforts to furnish to the Stockholder, each underwriter and the other Investors one or more comfort letters, addressed to the underwriters, the Stockholder and the Investors, dated the effective date of, or the date of the final receipt issued for, such Registration Statement (the date of the closing under the underwriting agreement for such offering), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters in similar underwritten offerings;

(xiii)                        if such offering is an underwritten offering or if required by a financial institution facilitating any sale of Registrable Securities, use commercially reasonable efforts to provide legal opinions of the Company’s outside counsel, addressed to the underwriters, dated the effective date of, or the date of the final receipt issued for, such Registration Statement (the date of the closing under the underwriting agreement for such offering), each amendment and supplement thereto, with respect to the Registration Statement, each amendment and supplement thereto (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature;

(xiv)                       make available to the Stockholder and the other Investors each item of correspondence from the SEC or the staff of the SEC and each item of correspondence written by or on behalf of the Company to the SEC or the staff of the SEC, in each case solely relating to such Registration Statement; and

(xv)                          use commercially reasonable efforts to procure the cooperation of the Company’s transfer agent in settling any Transfer of Registrable Securities, including (A) with respect to the transfer of any physical share certificates representing shares of Company Common Stock into book-entry form in accordance with any procedures reasonably requested by the Stockholder or the Investors or the underwriters, and (B) to the extent such Registrable Securities are subject to a restrictive legend, by removing such legend (or eliminating or terminating such comparable notations or arrangements on securities held in book-entry form) and, if required by the Company’s transfer agent, delivering an opinion of the Company’s counsel that the restriction referenced in such legend (or such notations or arrangements) is no longer required in order to ensure compliance with the Securities Act.

(b)                                 The Company agrees not to file or make any amendment to any disclosure regarding the Stockholder or any other Investor in any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, without the consent of the Stockholder (any such consent to be binding on each other Investor), in its sole discretion, unless and to the extent such disclosure is required by applicable Law.

(c)                                  The Company may require the Stockholder and any other Investor to furnish the Company with such information regarding the Stockholder and such other Investor and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as may be required by the Securities Act. If within five (5) Business Days of the receipt of such a written request from the Company, the Stockholder or any other Investor fails to provide to the Company any information relating to the Stockholder or such Investor, as applicable, that is required by applicable Law to be disclosed in the Registration Statement, the Company may exclude the Stockholder’s and such Investor’s, as applicable, Registrable Securities from such Registration Statement.

(d)                                 The Stockholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1.7(a)(v), 1.7(a)(vi)(B), 1.7(a)(vi)(C) or 1.7(a)(vi)(D) hereof, to the extent that such event requires the discontinuance of the disposition of Registrable Securities covered by a Registration Statement or the related prospectus and such notice reasonably requests such discontinuance, that the Stockholder shall discontinue, and shall cause each Investor to discontinue, disposition of any Registrable Securities covered by such Registration Statement or the related prospectus until receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.7(a)(iii) hereof, which supplement or amendment shall be prepared and furnished as soon as practicable, or until the Stockholder and the other Investors are advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any amended or supplemented prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such prospectus (such period during which disposition is discontinued being an “Interruption Period”) and, if requested by the Company, the Stockholder shall, and shall cause each of the other Investors to, use its commercially reasonable efforts to destroy or return to the Company all copies then in its possession, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Securities at the time of receipt of such request. As soon as practicable (and in any event no later than two (2) Business Days) after the Company has determined that the use of the applicable prospectus may be resumed, the Company shall provide written notice to the Stockholder and the other Investors. In the event the Company invokes an Interruption Period hereunder, as soon as practicable (and in any event no later than two (2) Business Days) after the need for the Company to continue the Interruption Period ceases for any reason, the Company shall provide written notice to the Stockholder and the other Investors that such Interruption Period is no longer applicable. Notwithstanding anything in this paragraph to the contrary, no Interruption Period shall exceed sixty (60) days and, in any calendar year, no more than one hundred twenty (120) days in the aggregate may be part of an Interruption Period.

1.8                               Registration Expenses.

(a)                                 The Company shall pay directly or promptly reimburse all costs, fees and expenses (other than Selling Expenses) incident to the Company’s performance of or compliance with this Agreement, including, without limitation, (i) all SEC, FINRA and other registration and filing fees; (ii) all fees and expenses associated with filings to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are to be listed or quoted; (iii) all fees and expenses of complying with securities and “blue sky” laws (including fees and disbursements of underwriter counsel in connection therewith); (iv) all printing, messenger, telephone and delivery expenses (including the cost of distributing prospectuses in preliminary and final form as well as any supplements thereto); (v) all fees and expenses incurred in connection with any “road show” for underwritten offerings, including all costs of travel (commercial coach class only) and lodging and meals; (vi) all transfer agent’s and registrar’s fees; (vii) all fees and expenses of counsel to the Company; (viii) all fees and expenses of the Company’s independent public accountants (including any fees and expenses arising from any special audits or “comfort letters”) and any other Persons retained by the Company in connection with or incident to any registration of Registrable Securities pursuant to this Agreement; and (ix) all fees and expenses of underwriters (other than Selling Expenses) customarily paid by the issuers or sellers of securities (all such costs, fees and expenses, “Registration Expenses”). Each Investor shall pay the fees and expenses of any counsel engaged by such Investor and, for the avoidance of doubt, the Company shall not bear any Selling Expenses associated with a registered sale of its Registrable Securities pursuant to this Agreement.

(b)                                 The obligation of the Company to bear and pay the Registration Expenses shall apply irrespective of whether a registration, once properly demanded or requested, becomes effective or is withdrawn or suspended; provided, that the Registration Expenses for any Registration Statement withdrawn solely at the request of one or more Investor(s) (unless withdrawn following commencement of a suspension pursuant to Section 1.4(c)) shall be borne by such Investor(s).

1.9                               Indemnification.

(a)                                 In connection with the registration of Registrable Securities pursuant to this Agreement, the Company agrees to indemnify and hold harmless, and hereby does indemnify and hold harmless, the Stockholder and the other Investors, their affiliates and their respective directors, officers, employees and partners and each Person who is a “controlling person” of the Stockholder or the other Investors (within the meaning of the Securities Act or the Exchange Act) against, and pay and reimburse the Stockholder and the other Investors, affiliate, director, officer, employee or partner or controlling person for any losses, claims, damages and liabilities (collectively, “Losses”), joint or several, to which the Stockholder and the other Investors or any such affiliate, director, officer, employee or partner or controlling person may become subject under the Securities Act, Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any “issuer free writing prospectus” as such term is defined under Rule 433 under the Securities Act or any amendment thereof or supplement thereto or any document incorporated by reference therein, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will pay and reimburse the Stockholder and the other Investors and each such affiliate, director, officer, employee, partner and controlling person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding; provided, that the Company will not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or any “issuer free writing prospectus” as such term is defined under Rule 433 under the Securities Act, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by the Stockholder or any other Investor expressly for use therein and provided, further, that the Company shall not be liable to the extent that any Losses arise out of or are based upon the use of any prospectus after such time as the Company has advised Stockholder or any other Investor in writing that a post-effective amendment or supplement thereto is required.

(b)                                 In connection with any Registration Statement in which the Stockholder or any other Investor is participating, the Stockholder and each other Investor will indemnify and hold harmless the Company, its directors and officers, and each other Person who is a “controlling person” of the Company (within the meaning of the Securities Act or the Exchange Act)  against any Losses to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, with respect to clauses (i) and (ii), only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, the written information prepared and furnished to the Company by the Stockholder or such other Investor expressly for use therein, and the Stockholder or such other Investor will reimburse the Company and each such director, officer, underwriter and controlling Person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding; provided, that the obligation to indemnify and hold harmless shall be several and not joint for the Stockholder and each other Investor and will be limited to the net amount of proceeds received by each of the Stockholder and each other Investor, respectively, from the sale of Registrable Securities pursuant to such Registration Statement.

(c)                                  Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party (such consent not to be unreasonably withheld). If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel and one local counsel for all parties indemnified by such indemnifying party with respect to such claim, provided that the indemnifying party will be liable for one additional counsel if in the reasonable judgment of counsel for any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)                                 The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the registration and sale of any securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.

(e)                                  If the indemnification provided for in this Section 1.9 is legally unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount the Stockholder and any other Investor will be obligated to contribute, severally and not jointly, pursuant to this Section 1.9(e) will be limited to an amount equal to the proceeds received by each of the Stockholder and each other Investor, respectively, in respect of the Registrable Securities sold pursuant to the Registration Statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Stockholder and each other Investor has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities).

1.10                        Participation in Underwritten Registrations. No Person may participate in any underwritten offering pursuant to this Agreement unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements in customary form approved by the Persons entitled under this Agreement to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no Investor included in any underwritten offering shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding (A) such Investor’s ownership of its Registrable Securities to be sold in such offering, (B) such Investor’s power and authority to effect such Transfer and (C) such matters pertaining to such Investor’s compliance with securities laws as may be reasonably requested by the managing underwriter(s)) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except to the extent otherwise provided in Section 1.9 hereof.

1.11                        Rule 144 and 144A Reporting.

(a)                                 With a view to making available the benefits provided by Rule 144 which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act and keep public information available at any time when the Company is subject to such reporting requirements.

Upon request of the Stockholder or the other Investors, the Company will deliver to the Stockholder and the other Investors a written statement as to whether it has complied with such informational and reporting requirements and will, within the limitations of the exemptions provided by Rule 144 (as such rule may be amended from time to time) or any similar rule enacted by the SEC, instruct the transfer agent to remove the restrictive legend affixed to any Registrable Securities to enable such shares to be sold in compliance with Rule 144 (as such rule may be amended from time to time) or any similar rule enacted by the SEC.

(b)                                 For purposes of facilitating sales pursuant to Rule 144A, in the event the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Stockholder, each Investor and any prospective purchaser of the Stockholder’s or any Investor’s securities will have the right to obtain from the Company, upon written request of the Stockholder prior to the time of sale, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents that the Company would have been required to file if the Company were subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act as the Stockholder, the Investors or prospective purchaser may reasonably request in writing in availing itself of any rule or regulation of the SEC allowing the Stockholder or any other Investor, as applicable, to sell any such securities without registration.

1.12                        Miscellaneous.

(a)                                 No Inconsistent Agreements. The Company represents and warrants that it has not entered into, and agrees that it will not enter into, any agreement with respect to its securities that violates or subordinates or is otherwise inconsistent with the rights granted to the Investors under this Agreement.

(b)                                 Adjustments Affecting Registrable Securities. The Company will not on its own initiative, except to the extent required by applicable Law or an enforceable court order, propose any of the following actions to be taken by the general meeting of shareholders after the date of this Agreement with respect to Registrable Securities if such actions would materially and adversely affect the ability of the Stockholder or the other Investors to include the Registrable Securities in a registration undertaken pursuant to this Agreement: (i) implementing Transfer restrictions on Registrable Securities, (ii) implementing limits on dispositions of Registrable Securities, (iii) adopting restrictions on the nature of transferees of Registrable Securities or (iv) implementing or adopting any similar restrictions or limitations with respect to the Transfer of Registrable Securities in violation of the terms of this Agreement. For the avoidance of doubt, any actions which occur by operation of Law, pursuant to an enforceable court order or are taken by the general meeting of shareholders shall not be deemed to be a violation of this Section 1.12(b).

(c)                                  DTC Eligibility. The Company shall use its commercially reasonable efforts to cause the Registrable Securities, concurrently with the registration of such Registrable Securities pursuant to this ARTICLE I, to be eligible for the depository and book-entry transfer services of The Depository Trust Company.

1.13                        Subject to Transfer Restrictions. For the avoidance of doubt, any exercise by any Investor of its rights pursuant to this Agreement shall at all times be subject to the transfer limitations set forth in the Investment Agreement.

ARTICLE II

COVENANTS

2.1                               Listing. The Company agrees to use commercially reasonable efforts to cause the shares of Company Common Stock to continue to be listed on the New York Stock Exchange or another national securities exchange.

2.2                               Private Sale and Legends.

(a)                                 Except as provided in the Investment Agreement, the Company agrees that nothing in this Agreement shall prohibit the Investors, at any time and from time to time, from selling or otherwise Transferring shares of Company Common Stock pursuant to a private sale or other transaction which is not registered pursuant to the Securities Act.

(b)                                 At the request of an Investor and to the extent the shares of Company Common Stock or any Registrable Securities are subject to a restrictive legend, whether such securities are certificated or held in book-entry form, (i) the purchaser who takes ownership from an Investor holding any certificates for such shares of Company Common Stock shall be entitled to receive from the Company new certificates for the appropriate number of shares of Company Common Stock not bearing such legend (or the elimination or termination of such comparable notations or arrangements on securities held in book-entry form) and (ii) the Company shall use its commercially reasonable efforts to procure the cooperation of the Company’s transfer agent in removing such legend (or the elimination or termination of such notations or arrangements). If required by the Company or the Company’s transfer agent, the Investor shall deliver an opinion of its counsel that the restriction referenced in such legend (or such notations or arrangements) is no longer required in order to ensure compliance with the Securities Act.

ARTICLE III

MISCELLANEOUS

3.1                               Term. This Agreement will be effective as of the date hereof and shall automatically terminate at such time as the Investors no longer Beneficially Own any Registrable Securities. If this Agreement is terminated pursuant to this Section 3.1, this Agreement shall become void and of no further force and effect, except for Section 1.6, the provisions set forth in this III and any confidentiality obligations pursuant to Sections 1.7(a)(v) and 1.7(a)(ix).

3.2                               Notices.

(a)                                 All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by email with receipt confirmed, by facsimile with receipt confirmed or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following respective addresses (or at such other address for a party hereto as shall be specified in a notice given in accordance with this Section 3.2):

(i)                                     if to the Stockholder:

c/o BlackRock, Inc.

55 East 52nd Street

New York NY 10055

Facsimile:                               (212) 810-8127

Attention:                               Tom Wojcik

Email:                                                  tom.wojcik@blackrock.com

with a copy to (which copy alone shall not constitute notice):

c/o BlackRock, Inc.

Legal & Compliance

40 East 52nd Street

New York, New York 10022

Facsimile:                               (212) 810-3744

Attention:                               General Counsel; c/o David Maryles

Email:                                                  GroupCorpLegalM&A@blackrock.com

(ii)                                  if to the Company:

Envestnet, Inc.

35 East Wacker Drive, Suite 2400

Chicago, Illinois 60601

Attn:  Chief Legal Officer, General Counsel and Corporate Secretary

Facsimile: (312) 621-7091

Email: shelly.obrien@envestnet.com

with a copy to (which copy alone shall not constitute notice):

Mayer Brown LLP

71 South Wacker Drive

Chicago, Illinois  60606

Attention: Edward S. Best, Esq.

Facsimile: (312) 706-8106

ebest@mayerbrown.com

3.3                               Investor Actions. Any determination, consent or approval of, or notice or request delivered by, or any similar action of, the Investors (each, an “Investor Action”) shall be made by, and shall be valid and binding upon, all Investors if made by (i) holders of a majority of the Registrable Securities then Beneficially Owned by all Investors or (ii) the Stockholder; provided, that in the event of any conflict between any Investor Action made by holders of a majority of the Registrable Securities then Beneficially Owned by all Investors and an Investor Action made by the Stockholder, the Investor Action made by the Stockholder shall control.

3.4                               No Partnership. Nothing in this Agreement shall be taken to constitute a partnership between any of the parties to this Agreement or the appointment of the parties to this Agreement as agent for the others.

3.5                               Amendments and Waivers. No provision of this Agreement may be amended, supplemented or modified except by a written instrument signed by all of the parties thereto. No provision of this Agreement may be waived except by a written instrument signed by the party against whom the waiver is to be effective. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

3.6                               Assignment of Registration Rights. The rights of the Stockholder and any other Investor to registration of all or any portion of its Registrable Securities pursuant to this Agreement may be assigned by the Stockholder or such Investor to any Permitted Transferee to the extent of the Registrable Securities Transferred as long as (i) the Stockholder or such Investor, within ten (10) days after such Transfer, furnishes to the Company written notice of the

Transfer to the Permitted Transferee and (ii) such Permitted Transferee agrees, following such Transfer, to be subject to all applicable restrictions and obligations set forth in this Agreement, and executes a customary joinder to this Agreement, in form and substance reasonably acceptable to the Company, in which case the applicable Permitted Transferee shall be the beneficiary to all rights of the Stockholder or such Investor and subject to all restrictions and obligations applicable to the Stockholder or such Investor pursuant to this Agreement, to the same extent as the Stockholder or such Investor.

3.7                               Assignment. Except as provided in Section 3.6 hereof, this Agreement shall not be assigned, in whole or in part, by operation of law or otherwise without the prior written consent of the parties hereto. Any attempted assignment in violation of this Section 3.7 shall be void. This Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the parties hereto and their successors and permitted assigns.

3.8                               Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any Law or as a matter of public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the greatest extent possible.

3.9                               Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other means of electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

3.10                        Entire Agreement. Except as otherwise expressly provided in this Agreement, this Agreement, the Investment Agreement, the Warrant and the confidentiality letter, dated as of October 7, 2013, between Envestnet Asset Management, Inc. and the Investor constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between or on behalf of the Stockholder and/or its Affiliates, on the one hand, and the Company and/or its Affiliates, on the other hand, with respect to the subject matter hereof.

3.11                        Governing Law; Waiver of Jury Trial.  This Agreement will be governed by and construed in accordance with the laws of the State of New York. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts located in the State of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

3.12                        Specific Performance. (a) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, (b) it is accordingly agreed that, without the necessity of posting bond or other undertaking, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Agreement, this being in addition to any other remedy to which such party is entitled at law or in equity and (c) in the event that any Action is brought in equity to enforce the provisions of this Agreement, no party hereto shall allege that, and each party hereto hereby waives the defense or counterclaim that, there is an adequate remedy at law.

3.13                        No Third Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

3.14                        Defined Terms. Capitalized terms when used in this Agreement have the following meanings:

“Action” means any claim, action, suit, arbitration or proceeding by or before any Governmental Authority, court, tribunal or arbitration body.

“Affiliate” means, with respect to any Person, any other Person that, at the time of determination, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such Person; provided, that for the avoidance of doubt, the Company and the Stockholder shall not be deemed to be Affiliates of each other.

“Agreement” has the meaning set forth in the preamble.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act.

“Beneficial Owner,” “Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s Beneficial Ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance). In addition, a Person shall be deemed to be the Beneficial Owner of, and shall be deemed to Beneficially Own, and shall be deemed to have Beneficial Ownership of, any securities which are the subject of, or the reference securities for, or that underlie, any Derivative Instrument of such Person, with the number of securities Beneficially Owned being the notional or other number of securities specified in the documentation evidencing the Derivative Instrument as being subject to be acquired upon the exercise or settlement of the Derivative Instrument or as the basis upon which the value or settlement amount of such Derivative Instrument is to be calculated in whole or in part or, if no such number of securities is specified in such documentation, as determined by the board of the Company in its sole discretion to be the number of securities to which the Derivative Instrument relates.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which commercial banks in the City of New York, New York are required or authorized by Law to remain closed.

“Company” has the meaning set forth in the preamble and includes the Company’s successors by merger, acquisition, reorganization or otherwise.

“Company Common Stock” means the common stock, par value $0.005 per share, of the Company.

“Contract” means any contract, agreement, instrument, undertaking, indenture, commitment, loan, license, settlement, consent, note or other legally binding obligation (whether or not in writing).

“Control,” “Controlled” and “Controlling” means, with respect to any Person, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlled by” and “under common Control with” shall be construed accordingly.

“Controlled Affiliate” means any Affiliate of the specified Person that is, directly or indirectly, Controlled by the specified Person.

“Demand Registration” has the meaning set forth in Section 1.2(a).

“Demand Registration Request” has the meaning set forth in Section 1.2(a).

“Derivative Instruments” means any and all derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of any Equity Securities of the Company increases, including a long convertible security, a long call option and a short put option position, in each case, regardless of whether (i) such derivative security conveys any voting rights in any Equity Security, (ii) such derivative security is required to be, or is capable of being, settled through delivery of any Equity Security or (iii) other transactions that hedge the value of such derivative security.

“Encumbrance” means any mortgage, commitment, transfer restriction, deed of trust, pledge, option, power of sale, retention of title, right of pre-emption, right of first refusal, executorial attachment, hypothecation, security interest, encumbrance, claim, lien or charge of any kind, or an agreement, arrangement or obligation to create any of the foregoing.

“Equity Securities” means any and all (i) shares, interests, participations or other equivalents (however designated) of capital stock or other voting securities of a corporation, any and all equivalent or analogous ownership (or profit) or voting interests in a Person (other than a corporation), (ii) securities convertible into or exchangeable for shares, interests, participations or other equivalents (however designated) of capital stock or voting securities of a corporation, and securities convertible into or exchangeable for any equivalent or analogous ownership (or profit) or voting interests in a Person (other than a corporation), and (iii) any and all warrants, rights or options to purchase any of the foregoing, whether voting or nonvoting, and, in each case, whether or not such shares, interests, participations, equivalents, securities, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination; provided, that Equity Securities shall not include preference shares (or depositary shares representing interests in preference shares) that are not convertible or exchangeable for shares of common stock in a corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Governmental Authority” means any supranational, national, regional, federal, state, provincial, territorial, municipal or local court, administrative body or other governmental or quasi-governmental entity or authority or SRO with competent jurisdiction (including any arbitration panel or body) exercising legislative, judicial, regulatory or administrative functions of or pertaining to supranational, national, regional, federal, state, provincial, territorial, municipal or local government, including any department, commission, board, agency, bureau, subdivision, instrumentality or other regulatory, administrative, arbitral or judicial authority.

“Interruption Period” has the meaning set forth in Section 1.7(d).

“Investment Agreement” has the meaning set forth in the recitals.

“Investor” means each of the Stockholder, any successor and any Permitted Transferee who becomes a party hereto pursuant to Section 3.6.

“Investor Action” has the meaning set forth in Section 3.3.

“Law” means any supranational, federal, state, local or foreign law (including common law), statute or ordinance, or any rule, regulation, or agency requirement of any Governmental Authority.

“Losses” has the meaning set forth in Section 1.9(a).

“Non-Underwritten Shelf Take-Down” has the meaning set forth in Section 1.1(g).

“Non-Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 1.1(g).

“Other Stockholders” shall mean Persons who by virtue of agreements with the Company (other than this Agreement) are entitled to include their securities in any registration of the offer or sale of securities pursuant to the Securities Act.

“Permitted Transferees” means (i) the Stockholder and (ii) any Controlled Affiliate who holds at least 100,000 Registrable Securities.

“Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or department or agency thereof.

“Piggyback Registration” has the meaning set forth in Section 1.5(a).

“Piggyback Shelf Registration Statement” has the meaning set forth in Section 1.5(a).

“Piggyback Shelf Take-Down” has the meaning set forth in Section 1.5(a).

“Register,” “registered” and “registration” (regardless of case) refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement, and compliance with applicable state securities laws of such states in which the Stockholder notifies the Company of its or any Investor’s intention to offer Registrable Securities.

“Registrable Securities” means (i) the Shares (as defined in the Investment Agreement); (ii) the Warrant Shares (as defined in the Investment Agreement) and (iii) any Equity Securities, including shares of Company Common Stock, issued or issuable directly or indirectly with respect to the Shares or the Warrant Shares by way of share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization. As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (x) they have been effectively registered or qualified for sale by a prospectus filed under the Securities Act and disposed of in accordance with the Registration Statement covering such securities or (y) they have been sold to the public through a broker, dealer or market maker pursuant to Rule 144 or other exemption from registration under the Securities Act.  For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Registration Expenses” has the meaning set forth in Section 1.8(a).

“Registration Statement” means the prospectus and other documents filed with the SEC to effect a registration under the Securities Act.

“Restricted Period Termination Date” means the first anniversary of the date hereof.

“Rule 144” means Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the SEC from time to time, as in effect from time to time.

“Rule 144A” means Rule 144A under the Securities Act or any successor or similar rule as may be enacted by the SEC from time to time, as in effect from time to time.

“SEC” means the United States Securities and Exchange Commission or any other federal agency administering the Securities Act.

“Securities Act” means the United States Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“Selling Expenses” means all underwriting discounts, fees, selling commissions and related out-of-pocket expenses of underwriters and such underwriters’ counsel expenses and transfer taxes applicable to the sale of Registrable Securities hereunder.

“Shelf Registration” means registering under the Securities Act an offering of securities to be made on a delayed or continuous basis pursuant to Securities Act Rule 415 or any successor rule thereto on a Shelf Registration Statement (or an existing Automatic Shelf Registration Statement or a prospectus supplement that shall be deemed to be part of an existing Automatic Shelf Registration Statement in accordance with Rule 430B under the Securities Act).

“Shelf Registration Statement” means a Registration Statement on Form S-3 or the then-appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto.

“Shelf Take-Down” has the meaning set forth in Section 1.1(c).

“SRO” means (i) any “self-regulatory organization” as defined in Section 3(a)(26) of the Exchange Act, (ii) any other United States or foreign securities exchange, futures exchange, commodities exchange or contract market or (iii) any other securities exchange.

“Stockholder” has the meaning set forth in the preamble.

“Transfer” or “Transferring” means (i) any direct or indirect sale, lease, assignment, Encumbrance, disposition or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any Contract, option or other arrangement or understanding with respect to any sale, lease, assignment, Encumbrance, disposition or other transfer (by operation of law or otherwise), of any Equity Security or (ii) to enter into any Derivative Instrument, swap or any other Contract, agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Equity Security, whether any such Derivative Instrument, swap, Contract, agreement, transaction or series of transactions is to be settled by delivery of securities, in cash or otherwise.

“Underwritten Shelf Take-Down” has the meaning set forth in Section 1.1(e).

“Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 1.1(e).

3.15                        Further Assurances. Each of the parties (as reasonably requested by the other party) shall execute and deliver, or shall cause to be executed and delivered, such documents and other instruments and shall take, or shall cause to be taken, such further actions as may be reasonably required to carry out the provisions of this Agreement and give effect to the transactions contemplated by this Agreement.

[The remainder of this page left intentionally blank.]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

ENVESTNET, INC.

By:
Name: Judson Bergman
Title: Chairman and Chief Executive Officer

BLACKROCK, INC.

By:
Name: Tom Wojcik
Title: Managing Director